ARISTATA
                                  MUTUAL FUNDS
                                      LOGO



FOR SHAREHOLDERS OF ONE OR MORE OF THE FOLLOWING FUNDS:

         ARISTATA EQUITY FUND
         ARISTATA QUALITY BOND FUND
         ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

                                                                October 25, 2004

Dear Shareholder:

         Your fund's Board of Trustees is requesting your vote on the following proposals regarding your Aristata fund(s), each of which is a series of Financial Investors Trust, a Delaware statutory trust. These proposals are part of a plan to reorganize your Aristata fund into a Westcore fund with similar investment objectives.

         While we encourage you to read the Questions and Answers section and the full text of the enclosed Proxy Statement/Prospectus, the proposals are summarized as follows:

         o Approve the reorganization of your Aristata fund(s) into a Westcore fund(s) with similar investment objectives (see page ii of the Proxy Statement/Prospectus to see which Aristata fund will reorganize with which Westcore fund); and

         o     Ratify  interim  advisory   agreements  with  Denver   Investment
               Advisors LLC.

         Your fund's Board of Trustees  unanimously  approved  the  proposals as
described   in   "Information   Relating   to  the   Reorganizations   -   Board
Considerations," and urges you to vote "FOR" each proposal.

         Please take a few minutes to cast your vote now. Thank you for your response.

                                            Respectfully,


                                            /s/ EDMUND J. BURKE
                                            ------------------------------------
                                            Edmund J. Burke
                                            President, Financial Investors Trust

YOUR VOTE IS IMPORTANT. To vote, simply fill out the enclosed proxy card and return them to us in the enclosed postage-paid envelope. Additional voting options may be found on your proxy card.

                         IMPORTANT NEWS FOR SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of some matters affecting your fund that will be the subject of shareholder vote.


                              QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON NOVEMBER 12, 2004.

A. As of July 1, 2004, Denver Investment Advisors LLC purchased all of the stock of Tempest Investment Counselors, Inc. ("Tempest"), the former investment adviser to each of the Aristata Equity Fund, Aristata Quality Bond Fund, and Aristata Colorado Quality Tax-Exempt Fund (each, an "Aristata Fund" and, collectively, the "Aristata Funds"). As required by the Investment Company Act of 1940, as amended (the "1940 Act"), each Aristata Fund's advisory agreement with Tempest terminated automatically upon that stock purchase.

         At a September 14, 2004 meeting, your Board approved the reorganization of your Aristata Fund into a similar fund that is part of the Westcore Trust, which is also managed by Denver Investment Advisors LLC (each, a "Westcore Fund"). You are being asked to vote on the reorganization of your Aristata Fund (the "Reorganization").

         At a June 15, 2004 meeting, in anticipation of the Denver Investment Advisors LLC/Tempest transaction, your Board also approved an Interim Advisory Agreement effective July 1, 2004 (each, an "Interim Advisory Agreement"), between Denver Investment Advisors LLC and Financial Investors Trust (the "Trust") on behalf of each Aristata Fund, under which Denver Investment Advisors LLC will direct the investment of the funds in accordance with each Aristata Fund's investment objective, policies, and restrictions. The term of each Interim Advisory Agreement is 150 days, and may be terminated on 10 days notice by the Board. Except for the term of the contract, all material terms and conditions of the Interim Advisory Agreements, including the fees to be paid by the Funds, will be the same as under each Aristata Fund's prior agreements with Tempest. The fees paid by the Aristata Funds under the Interim Advisory Agreement are being held in escrow pending shareholder ratification at the special meeting. You are being asked to ratify an Interim Advisory Agreement for each Aristata Fund.

Q. HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE ARISTATA FUNDS AND THE WESTCORE FUNDS COMPARE?

A. Although each of the Aristata Funds has similar investment objectives and compatible investment policies with its corresponding Westcore Fund, there are differences. Your portfolio management team has recently changed for the Aristata Quality Bond Fund and the Aristata Colorado Quality Tax-Exempt Fund, will change for the Aristata Equity Fund, and each team will be supported by the research and trading personnel and facilities of Denver Investment Advisors LLC rather than Tempest.

Q.       WHAT ARE THE ADVANTAGES FOR ARISTATA FUND SHAREHOLDERS?

A. Combining your Aristata Fund with its corresponding Westcore Fund will allow you to continue your investment in a fund with a similar investment objective and compatible investment policies. In addition, each Westcore Fund is expected to have lower overall expenses than the corresponding Aristata Fund.

Q.       WHEN WOULD THE REORGANIZATION TAKE PLACE FOR MY FUND?

A. If approved by shareholders, the Reorganization for each Fund is expected to occur in the fourth quarter of 2004.

Q.       WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

A. Yes. Upon approval and completion of the Reorganization, your Aristata Fund shares will be exchanged for shares of the applicable Westcore Fund. You will receive shares of the Westcore Fund whose aggregate value at the time of issuance will equal the aggregate value of your Aristata Fund shares on the effective date.

Q.       WHO IS PAYING FOR THE REORGANIZATION COSTS?

A. Denver Investment Advisors LLC, the investment adviser of the Westcore Funds, has agreed to pay reasonable expenses associated with the Westcore Funds' participation in the Reorganizations (or in attempting to effect the Reorganizations with one or more of the Aristata Funds but being unable to do so due to lack of approval by the shareholders of such Aristata Fund or Aristata Funds), including but not limited to:
         (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund (including fees of counsel to, and independent consultants retained by, the Independent Trustees); (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

         If the Reorganization occurs with respect to one or more of the Aristata Funds, Denver Investment Advisors LLC will also pay reasonable expenses associated with that Aristata Fund participating in the Reorganizations, including but not limited to the expenses of the types listed above and fees payable to the FIT Independent Trustees for participation in any special meetings related to the Reorganizations. If the Reorganization of an Aristata Fund is not approved, the Aristata Fund will be responsible for paying its own expenses incurred in connection with the proposed Reorganization.

Q.       WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. Each Reorganization is intended to be accomplished on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period for each of the Westcore Fund shares you receive will be the same as the corresponding tax basis and holding period of your Aristata Fund shares. However, each of the Aristata Funds will declare and pay dividends to its shareholders for its undistributed net investment income and net realized capital gains up to the date of its Reorganization. In particular, the Aristata Equity Fund expects to realize a substantial amount of long-term capital gains, of approximately $0.60 per share based on values at October 15, 2004, before the Aristata Equity Fund is reorganized. Those capital gains will be taxable for holders of Aristata Equity Fund shares that are not exempt from U.S. taxation.

Q.       CAN  I  EXCHANGE  OR  REDEEM  MY  ARISTATA   FUND  SHARES   BEFORE  THE
         REORGANIZATION TAKES PLACE?

A. Yes. You may exchange your Aristata Fund shares for shares of another Aristata Fund open to new investors or redeem your shares, at any time before the Reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and will be a taxable transaction.

Q.       HAS THE BOARD APPROVED THE PROPOSALS?

A. Yes. Your Aristata Fund's Board unanimously approved the proposals and recommends that you vote in favor of each proposal.

Q.       HOW DO I VOTE MY SHARES?

A. You can vote your shares at the meeting or you can authorize proxies to vote your shares by mail using the enclosed proxy card. You can also authorize proxies to vote your shares by telephone. If you need more information on how to vote or if you have any questions, please call the Aristata Funds at 1-800-644-8595.

Q.       WHAT HAPPENS IF A PROPOSAL IS NOT APPROVED?

A. If shareholders do not approve the Reorganization of an Aristata Fund, the Reorganization for that Aristata Fund will not take effect and your Aristata Fund's Board members will take such action as they deem to be in the best interests of the Aristata Fund and its shareholders.

         In addition, if the Reorganization of an Aristata Fund is not approved, the Aristata Fund will be responsible for paying its own expenses incurred in connection with the proposed Reorganization.

         If shareholders do not ratify the interim advisory agreement of an Aristata Fund, that interim advisory agreement will terminate in accordance with its terms upon the earlier of the effective date of the Reorganization or on November 28, 2004.

         In addition, the compensation earned under the interim advisory contract has been held in an interest-bearing escrow account with the Aristata Fund's custodian or bank. If shareholders do not ratify the interim advisory agreement of an Aristata Fund by November 28, 2004, Denver Investment Advisors LLC will be paid, out of the escrow account; the lesser of (1) any costs incurred in performing the interim advisory contract (plus interest earned on that amount while in escrow) or (2) the total amount in the escrow account (plus interest earned).

                              ARISTATA EQUITY FUND
                           ARISTATA QUALITY BOND FUND
                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 12, 2004

         Notice is hereby given that a Special Meeting of Shareholders of the Aristata Funds listed above (each an "Aristata Fund" and, collectively, the "Aristata Funds"), will be held at the offices of the Aristata Funds, 1625 Broadway, Suite 2200, Denver, Colorado 80202, on November 12, 2004 at 3:30 p.m. Mountain time, for the purposes of considering the proposals set forth below.

Proposal 1:    To approve an Agreement and Plan of Reorganization  providing for the transfer of all of the assets and all liabilities of:

         o Aristata Equity Fund in exchange for Westcore Blue Chip Fund shares;

         o Aristata Quality Bond Fund in exchange for Westcore Plus Bond Fund shares; and

         o     Aristata  Colorado  Quality   Tax-Exempt  Fund  in  exchange  for
               Westcore Colorado Tax-Exempt Fund shares.

               The shares so received will be distributed to shareholders of the applicable Aristata Fund, which will be terminated or dissolved as soon as practicable thereafter.

Proposal 2:    To ratify an Interim  Advisory  Agreement  for each Aristata Fund with Denver Investment Advisors LLC.

         Shareholders of record of each Aristata Fund set forth above as of the close of business on October 13, 2004 are entitled to notice of, and to vote at this meeting, or any adjournment of this meeting. Shareholders of each Aristata Fund will vote separately on each proposal. A proposal will be effected as to a particular Aristata Fund only if that Aristata Fund's shareholders approve the proposal.

         Shareholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of the Aristata Funds. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the meeting.

         Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

                                           By Order of the Board of Trustees

                                           /s/ ERIN DOUGLAS
                                           -------------------------------------
                                           Erin Douglas, Secretary
                                           October 25, 2004

                           PROXY STATEMENT/PROSPECTUS
                             DATED OCTOBER 25, 2004

                  RELATING TO THE ACQUISITION OF ARISTATA FUNDS
                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202
                                 1-800-644-8595

             BY AND IN EXCHANGE FOR SHARES OF CERTAIN WESTCORE FUNDS
                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202
                              1-800-392-CORE (2673)

         This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" and each trustee a "Board Member"), of Financial Investors Trust ("FIT") in connection with the Special Meeting of Shareholders (the "Meeting") of Aristata Equity Fund, Aristata Quality Bond Fund, Aristata Colorado Quality Tax-Exempt Fund (each an "Aristata Fund" and collectively, the "Aristata Funds"), to be held on November 12, 2004 at 3:30 p.m. Mountain time, at the offices of Aristata Funds, 1625 Broadway, Suite 2200, Denver, Colorado 80202. Shareholders of each Aristata Fund, voting separately, will be asked to consider and approve an Agreement and Plan of Reorganization (the "Reorganization Plan"), pursuant to which all of the assets and liabilities of each Aristata Fund will be acquired by a corresponding fund of the Westcore Trust in return for shares of that Westcore Fund (each a "Westcore Fund" and collectively, the "Westcore Funds") (each a "Reorganization" and collectively, the "Reorganizations"). Each Aristata Fund will then be terminated or dissolved as soon as practicable thereafter.

         In connection with the Reorganizations, shareholders of the Aristata Funds, voting separately, will be asked to ratify an interim investment advisory agreement (the "Interim Advisory Agreement") with Denver Investment Advisors
LLC, pursuant to which Denver Investment Advisors LLC currently serves as investment adviser to each Aristata Fund.

         This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of each Aristata Fund should know before voting on the proposals and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information ("SAI") dated October 25, 2004, relating to this Proxy Statement/Prospectus and the Reorganizations and including certain financial information about the participating Aristata Funds and Westcore Funds, has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information is available upon request and without charge by writing to the Westcore Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202, or by calling toll-free 1-800-392-CORE (2673).

         The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.

         Each Reorganization Plan provides that each Aristata Fund will transfer all of its assets and all liabilities to the corresponding Westcore Fund listed opposite its name in the following chart:

ARISTATA FUND (SELLING FUND)                              WESTCORE FUND (ACQUIRING FUND)
-----------------------------------------------------     --------------------------------------------------
Aristata Equity Fund                                      Westcore Blue Chip Fund
Aristata Quality Bond Fund                                Westcore Plus Bond Fund
Aristata Colorado Quality Tax-Exempt Fund                 Westcore Colorado Tax-Exempt Fund

         In exchange for the transfer of these assets and liabilities, each Westcore Fund will issue shares to the corresponding Aristata Fund listed above, in an amount equal in value to the aggregate net assets of the Aristata Fund. These transfers are expected to occur on or about November 22, 2004 (the "Closing Date"), based on the value of each Fund's assets as of the close of the regular trading session on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) on the business day immediately prior to the Closing Date (the "Effective Time"). As soon as practicable after the transfer of all of an Aristata Fund's assets and liabilities, that Aristata Fund will make a liquidating distribution to its shareholders of the Westcore Fund's shares received, so that a holder of shares in an Aristata Fund at the Effective Time of the Reorganization will receive a number of shares of the corresponding Westcore Fund with the same aggregate value as the shareholder had in the Aristata Fund at the Effective Time. On the Closing Date, shareholders of each Aristata Fund will become shareholders of the corresponding Westcore Fund. Each Aristata Fund will then be terminated or dissolved as soon as practicable thereafter. The closing of each Reorganization (each a "Closing") is contingent upon shareholder approval of the Reorganization Plan with respect to the applicable Aristata Fund. Shareholders of each Aristata Fund will vote separately on its Reorganization and approval of a Reorganization is not contingent upon the approval of any other Reorganization. A copy of the Reorganization Plan is attached as Exhibit A.

         FIT and the Westcore Trust are open-end, management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). Denver Investment Advisors LLC is the investment adviser to the Aristata Funds, pursuant to the Interim Advisory Agreements entered into as of July 1, 2004, and to the Westcore Funds since 1986. Tempest Investment Counselors, Inc. ("Tempest") was the investment adviser to the Aristata Funds from February 20, 1998 to July 1, 2004 when Tempest was acquired by Denver Investment Advisors LLC. ALPS Distributors, Inc. is the principal underwriter of both the Aristata Funds and the Westcore Funds. ALPS Mutual Funds Services, Inc., serves as transfer agent for both the Aristata Funds and the Westcore Funds.

         For a more detailed discussion of the investment objectives, policies, and risks of the Aristata Funds, see the Aristata Funds' prospectus dated August 27, 2004 and Statement of Additional Information dated August 27, 2004, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Aristata Funds. Copies of the Aristata Funds' prospectus and Statement of Additional Information are available upon request and without charge by calling 1-800-644-8595.

         For a more detailed discussion of the investment objectives, policies, and risks of the Westcore Funds, see the Westcore Funds' prospectus dated September 28, 2004, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference herein, and a copy of which is included for your information. A Statement of Additional Information dated September 28, 2004, as amended and/or supplemented, has also been filed with the SEC and incorporated by reference into this Proxy Statement/Prospectus insofar as it relates to the Westcore Funds participating in the Reorganizations. No other parts of the Statement of Additional Information are incorporated herein. Copies of the Westcore Funds' Statement of Additional Information are available upon request and without charge by calling 1-800-392-CORE (2673).

         This Proxy Statement/Prospectus, the Notice of Special Meeting, and proxy card are expected to be sent to shareholders beginning on or about October 28, 2004.

                              Table of Contents

                                                                                                      Page
                                                                                                      ----
Proposal 1:  To Approve an Agreement and  Plan of Reorganization........................................1

     Investment Management and Performance..............................................................2

         Westcore Blue Chip Fund - Aristata Equity Fund.................................................3

         Westcore Plus Bond Fund - Aristata Quality Bond Fund...........................................7

         Westcore Colorado Tax-Exempt Fund - Aristata Colorado Quality Tax Exempt Fund.................10

     Shareholder Fees and Fund Expenses................................................................15

         Westcore Blue Chip Fund - Aristata Equity Fund Shareholder Fees...............................15

         Westcore Plus Bond Fund - Aristata Quality Bond Fund Shareholder Fees.........................16

         Westcore Colorado Tax-Exempt Fund - Aristata Colorado Quality Tax-Exempt Fund Shareholder
              Fees.....................................................................................18

     Shareholder Services..............................................................................20

     Information Relating to the Reorganizations.......................................................25

     Shareholder Rights................................................................................34

     Additional Information............................................................................35

Proposal 2:  To Ratify an Interim Advisory Agreement with Denver Investment Advisors LLC...............37

     Voting Matters....................................................................................39

     Record Date and Outstanding Shares................................................................41

     Security Ownership of Certain Beneficial Owners and Management....................................41

     Independent Registered Public Accounting Firm.....................................................46

     Shareholder Proposals.............................................................................47

     Other Business....................................................................................47

     Shareholder Inquiries.............................................................................47


                     PROPOSAL 1: TO APPROVE AN AGREEMENT AND
                             PLAN OF REORGANIZATION

Synopsis

         This portion of the Proxy Statement/Prospectus is designed to allow you to compare the investment policies, shareholder policies, fees and expenses, and other features of each Aristata Fund with those of its corresponding Westcore Fund. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Fund.

Introduction

         As of July 1, 2004, Denver Investment Advisors LLC purchased all of the stock of Tempest Investment Counselors, Inc. ("Tempest"), the former investment adviser to each of the Aristata Equity Fund, Aristata Quality Bond Fund, and Aristata Colorado Quality Tax-Exempt Fund (each, an "Aristata Fund" and, collectively, the "Aristata Funds"). As required by the Investment Company Act of 1940, as amended (the "1940 Act"), each Aristata Fund's advisory agreement with Tempest terminated automatically upon that stock purchase.

         At a September 14, 2004 meeting, your Board approved the reorganization of your Aristata Fund into a similar fund that is part of the Westcore Trust, which is also managed by Denver Investment Advisors LLC (each, a "Westcore Fund"). The foregoing series of transactions is referred to as the "Reorganizations."

The Reorganizations

         The Financial Investors Trust ("FIT") Board, including all of the Board Members who are not "interested persons" of Westcore or FIT within the meaning of the 1940 Act (the "FIT Independent Trustees"), approved the Reorganization Plan at a meeting held on September 14, 2004. Subject to its approval by shareholders of each Aristata Fund with respect to such Westcore Fund, the Reorganization Plan provides for:

         o the transfer of all of the assets and liabilities of each Aristata Fund in exchange for shares of a comparable Westcore Fund;

         o the distribution of such shares to shareholders of each Aristata Fund in liquidation of that fund; and

         o     the termination or dissolution of each Aristata Fund.

         As a result of the Reorganizations, each shareholder of an Aristata Fund will become a shareholder of the corresponding Westcore Fund as described in this Proxy Statement/ Prospectus. Shareholders of each Aristata Fund will vote separately on the Reorganization of their Fund, with each Reorganization being separate and distinct from the other Reorganizations. The Reorganization of each Aristata Fund is not contingent upon approval by shareholders of any other Aristata Fund.

Financial Investors Trust and the Westcore Trust

         FIT is an open-end management investment company, and was organized as a Delaware statutory trust on November 30, 1993. Each Aristata Fund is a series of FIT and does not offer classes of shares.

         Westcore Trust is an open-end management investment company, and was organized as a Massachusetts business trust on December 10, 1985. Each Westcore Fund is a series of the Westcore Trust and does not offer classes of shares.

Investment Adviser

         Denver Investment Advisors LLC is the investment adviser to the Westcore Funds. As of July 1, 2004, Denver Investment Advisors LLC began serving as investment adviser to the Aristata Equity Fund, Aristata Quality Bond Fund, and Aristata Colorado Quality Tax-Exempt Fund under an interim advisory agreement. Denver Investment Advisors LLC, located at Seventeenth Street Plaza, 1225 17th Street, 6th Floor, Denver, Colorado 80202, began serving as investment adviser to the Westcore Funds in 1986 and currently serves as Adviser to ten
(10) proprietary Westcore funds, wealth management accounts, a commingled trust fund, multiple subadvisory relationships with other mutual funds, and a closed-end mutual fund. Denver Investment Advisors LLC also serve as adviser to institutional separate accounts. As of August 31, 2004, the Denver Investment Advisors LLC portfolio management team consisted of eighteen (18) portfolio managers and nineteen (19) research analysts. Denver Investment Advisors LLC offers domestic and international equity products, in the "growth" and "value" styles, as well as fixed income products. Denver Investment Advisors LLC had approximately $6.9 billion in assets under management as of August 31, 2004, and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

         Tempest was investment adviser to the Aristata Funds from February 20, 1998 to July 1, 2004 when Tempest became a wholly-owned subsidiary of Denver Investment Advisors LLC.


                      INVESTMENT MANAGEMENT AND PERFORMANCE

Comparison of Fund Policies and Risks

         This section will help you compare, among other things, the investment objectives, policies, and risks of each Westcore Fund with its corresponding Aristata Fund, as well as the historical performance of the funds. The investment objective of each Westcore Fund may be changed by the Westcore Funds' Trustees without a shareholder vote. The investment objective of each Aristata Fund may be changed by the FIT Board of Trustees without a shareholder vote; however, shareholders are entitled to 60 days' prior written notice if the FIT Board of Trustees determines to change the policy of the Aristata Equity Fund of investing 80% of the Fund's net assets in domestic common stock, preferred stocks, or other securities convertible into common stock; changes the policy of the Aristata Quality Bond Fund of investing 80% of the Fund's net assets in bonds or investment grade securities; or changes the policy of the Aristata Colorado Quality Tax-Exempt Fund of investing 80% of the Fund's net assets in "quality" municipal obligations of Colorado issuers. The discussion below for each Aristata Fund is based on the historical operation of that Aristata Fund prior to the effectiveness of the Interim Advisory Agreements with Denver Investment Advisors LLC. To the extent that Denver Investment Advisors LLC serves as investment adviser pursuant to an Interim Advisory Agreement, it is expected that such Aristata Fund would be managed in a manner similar to the corresponding Westcore Fund, subject to the policies and restrictions of the applicable Aristata Fund. Please be aware that this is only a brief discussion. More complete information may be found in the funds' prospectuses.

                 WESTCORE BLUE CHIP FUND - ARISTATA EQUITY FUND

         Investment Objectives, Policies, and Restrictions. While the Westcore Blue Chip Fund and the Aristata Equity Fund have similar investment objectives and policies, there are some differences. Westcore Blue Chip Fund seeks long-term total return. Aristata Equity Fund aims for long-term growth of capital and dividend income. Each Fund invests primarily in common stocks of companies that appear to be undervalued. Aristata Equity may invest in value companies of any size, from well-established companies to emerging growth companies. Westcore Blue Chip Fund may invest in large, well-established companies. Each Fund is classified as a diversified fund.

         In selecting companies for Westcore Blue Chip Fund, as well as for other value funds within the Westcore Trust, Denver Investment Advisors LLC, as a first step in identifying stocks for purchase, uses a proprietary computer model and/or other valuation tools to find stocks that appear to be undervalued based on traditional measures such as price-to-earnings, price-to-book value, and price-to-cash flow ratios. The model and processes also incorporate positive earnings and stock price momentum in order to assist Denver Investment Advisors LLC in the timing of buy decisions. The second step in the process involves fundamental research of companies in order to evaluate their business model, products and management, and its competitive sustainability in order to forecast the companies' free-cash flow. Particular attention is also paid to identifying a catalyst for unleashing the value in a stock. A value fund may sell a stock when it reaches an established price target, when the model indicates it is no longer undervalued, when its fundamental business prospects change or better relative investment opportunities have been identified.

         Westcore Blue Chip Fund invests in large, well-established companies whose stocks appear to be undervalued. The Fund will notify shareholders 60 days prior to any change in the Fund's investment policies that will result in the Fund investing, under normal circumstances, less than 80% of the value of its total net assets in companies that are large and well established at the time of purchase. For the purposes of this policy, the Fund currently considers "large, well-established" companies to be those included in, or similar in size to those included in, Standard & Poor's 500 Composite Stock Price Index with a record, together with predecessors, equal to or greater than three years of continuous operation. Large companies may benefit from attributes such as market dominance, substantial financial resources and the opportunity to be global leaders in their industries. These characteristics may result in increased stability for the company and a lower-risk investment for the Fund than smaller companies. As of June 30, 2004, the median capitalization of the companies in which the Fund was invested was approximately $15.6 billion.

         The Aristata Equity Fund, under normal market conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in domestic common stocks, preferred stocks, and other securities that are convertible into common stock. Additionally, the Fund may invest in investment grade fixed-income securities, cash, and short-term fixed-income securities that are considered to be cash equivalents. The Fund may also invest up to 10% of its total assets in securities of foreign issuers, whose securities trade in U.S. or foreign markets. These foreign issuers may include issuers from emerging markets. Although the Fund has the ability to make such investments, the Fund has not, and is not, invested in foreign issuers from emerging markets. The adviser follows a strategy that first attempts to identify undervalued industry groups within the stock market. The adviser then employs this "value" investment style by selecting companies within particular industries that appear most attractive from a valuation standpoint. The adviser applies this "value" investment style by investing in a diversified portfolio of stocks that include seasoned large, medium, and small companies. Undervalued stocks are generally out of favor with investors and consequently trade at prices below what the adviser feels the stocks are worth in relation to earnings, book value, historical valuations, and/or comparable companies in the industry. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in domestic common stocks, preferred stocks, and other securities that are convertible into common stock, it will provide the shareholders of the Fund at least 60 days' prior written notice of the change.

         Westcore Blue Chip Fund has adopted fundamental policies that generally track the requirements of the 1940 Act; Aristata Equity Fund has also adopted fundamental policies that generally track the requirements of the 1940 Act, as well as more restrictive fundamental policies. As a result, the fundamental policies of the Funds vary significantly. For example, Aristata Equity Fund may not:

         o invest more than 10% of its total assets in shares of other investment companies;

         o lend more than 30% in value of the Fund's securities, including investments in repurchase agreements, to broker-dealers or other financial institutions (all such loans will be collateralized at all times in an amount equal to at least 102% of the current value of loaned securities);

         o sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

         o purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         o purchase or retain the securities of any issuer, if the individual officers and Trustees of the Fund, the adviser, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         o invest more than 5% of its net assets in warrants which are unattached to the securities (included within that amount no more than 2% of the value of the Fund's net assets may be warrants that are not listed on the New York or American Stock Exchanges);

         o invest in real property or mortgage loans, commodities, commodity contracts, or oil, gas or other mineral resource, exploration, development, lease, or arbitrage transactions, provided that the Fund may invest in collateralized mortgage obligations;

         o write, purchase or sell puts, calls or combinations thereof, except that the Fund may purchase or sell puts and calls as otherwise described in the prospectus or SAI, as incorporated by reference in this Proxy Statement/Prospectus; however, the Fund shall not invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

         o invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years continuous operation;

         o acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuers outstanding voting securities; or

         o pledge more than 15% of its net assets to secure indebtedness (the purchase or sale of securities on a "when-issued" basis is not deemed to be a pledge of assets).

         Investment Risks. Because Westcore Blue Chip Fund's investment objective is similar to that of the Aristata Equity Fund and both Funds invest in the common stocks of value companies, an investment in Westcore Blue Chip Fund is subject to many of the same risks as an investment in Aristata Equity Fund. Both Funds are subject to the risks of equity investing. Because the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events, the price of the Funds' investments may go down and investors may lose money on their investment. In addition, to the extent a Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

         Although Westcore Blue Chip Fund and Aristata Equity Fund each invest in stocks of companies of all sizes, Westcore Blue Chip Fund tends to focus on established companies while Aristata Equity Fund may also invest in emerging growth companies. Newer or smaller sized companies may pose greater market, liquidity, and information risks because of narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks.

         Investment Personnel. The Westcore Blue Chip Fund is managed by investment professionals within the Equity Value research team at Denver Investment Advisors LLC. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members focus on certain sectors and buy and sell securities as they see fit, guided by the Fund's investment objectives and strategies. The members of the Equity Value research team responsible for managing the Fund are Mark M. Adelmann (joined Denver Investment Advisors LLC in 1995, and has 24 years of total professional experience), Derek Angiulm (joined Denver Investment Advisors LLC in 2000, and has 5 years of total professional experience), Maia Babbs (joined Denver Investment Advisors LLC in 2004, and has 5 years of total professional experience), Troy Dayton (joined Denver Investment Advisors LLC in 2002, and has 8 years of total professional experience), and Kris Herrick (joined Denver Investment Advisors LLC in 2000, and has 7 years of total professional experience). Messrs. Adelmann, Anguilm, Dayton, and Herrick have earned the right to use the Chartered Financial Analyst designation, and Mr. Adelmann is also a Certified Public Accountant.

         Prior to July 1, 2004, the Aristata Equity Fund was managed by an investment professional team at Tempest, generally led by H. David Lansdowne with J. Jeffrey Dohse serving as the lead portfolio manager and Giles R.A. Fox serving as the assistant portfolio manager. Other key investment management team members included Barbara Grummel and Greg H. Thompson. Messrs. Lansdowne, Fox, and Thompson have earned the right to use the Chartered Financial Analyst designation. As of July 1, 2004, the members of the investment professional team at Tempest became members of the Equity Value research team at Denver Investment Advisors LLC and continued to be responsible for managing the Aristata Equity Fund.

         Performance. The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices. The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance of the Funds and the indices varies over time, and past performance (before and after taxes) is not necessarily indicative of future results. The Funds' returns assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

                          AVERAGE ANNUAL TOTAL RETURNS
               FOR THE PERIODS ENDED DECEMBER 31, 2003 (UNAUDITED)


                                                                                          Life of the
                   Fund                           1 Year        5 Years       10 Years      Fund (2)
                   ----                           ------        -------       --------      --------
Aristata Equity Fund
   Return Before Taxes                            25.99%         3.49%           N/A        4.03%
   Return After Taxes on Distributions            25.87%         1.61%           N/A        2.29%
   Return After Taxes on Distributions and Sale   22.08%         2.28%           N/A        2.79%
   of Fund Shares
S&P 500 Index (1)                                 28.69%        -0.57%           N/A        2.45%

Westcore Blue Chip Fund
   Return Before Taxes                            26.68%         0.47%         10.11%      10.59%
   Return After Taxes on Distributions            26.65%        -1.09%          7.46%       8.28%
   Return After Taxes on Distributions and Sale   17.37%        -0.05%          7.77%       8.34%
     of Fund Shares
S&P 500 Index (1)                                 28.69%        -0.57%         11.07%      12.29%

---------
(1) The S&P Index is the benchmark index for both the Aristata Equity Fund and the Westcore Blue Chip Fund. The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500 Index figures do not reflect any fees, expenses, or taxes. Investors cannot invest directly in the Index.

(2) The inception date for the Aristata Equity Fund is March 2, 1998. The inception date for the Westcore Blue Chip Fund is June 1, 1988.

              WESTCORE PLUS BOND FUND - ARISTATA QUALITY BOND FUND

         Investment Objectives, Policies, and Restrictions. While the Westcore Plus Bond Fund and the Aristata Quality Bond Fund have similar investment objectives and policies, there are some differences. Westcore Plus Bond Fund seeks long-term total rate of return. Aristata Quality Bond Fund aims for high level of current income while seeking to preserve capital. Each Fund invests primarily in debt obligations. Each Fund is classified as a diversified fund.

         Westcore Plus Bond Fund invests primarily in investment-grade debt securities - those rated in the top four rating categories by at least one nationally recognized rating agency such as Moody's or Standard and Poor's. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of varying maturities. Shareholders will receive notice 60 days prior to any change in this policy. The dollar-weighted average quality is expected to be "Baa" or better. A "Baa" rating typically is the lowest of the four investment-grade categories, and includes medium-grade bonds where interest and principal payments appear adequate presently, but certain protective elements may be lacking or may be unreliable over any significant length of time. Westcore Plus Bond Fund maintains an average dollar-weighted maturity of between four and 10 years. The Fund may invest up to 35% of its assets in high-yield/high-risk securities. Westcore Plus Bond Fund may invest in obligations convertible into common or preferred stock, to the extent consistent with the limitations described above.

         Aristata Quality Bond Fund, under normal market conditions, invests at least 65% of the Fund's assets in U.S. Government obligations, corporate debt obligations, and mortgage-backed and asset-backed securities that are rated A or better by a nationally recognized statistical rating organization ("NRSRO") or securities that the adviser determines are of comparable quality. The balance of the Fund's assets will be invested in investment-grade securities. Investment-grade securities are generally of medium to high quality. Unrated securities deemed to be of comparable quality to the rated securities listed above will not exceed 10% of the value of the total assets of the Fund. Under normal market conditions, the adviser will invest at least 80% of the Fund's net assets in investment grade securities. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in either bonds or investment grade securities, it will provide the shareholders of the Fund at least 60 days prior written notice of the change.

         Westcore Plus Bond Fund has adopted fundamental policies that generally track the requirements of the 1940 Act; Aristata Quality Bond Fund has also adopted fundamental policies that generally track the requirements of the 1940 Act, as well as more restrictive fundamental policies. As a result, the fundamental policies of the Funds vary significantly. For example, Aristata Quality Bond Fund may not:

         o lend more than 30% in value of the Fund's securities, including investments in repurchase agreements, to broker-dealers or other financial institutions (all such loans will be collateralized at all times in an amount equal to at least 102% of the current value of loaned securities);

         o invest more than 10% of its total assets in shares of other investment companies;

         o sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

         o purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         o purchase or retain the securities of any issuer, if the individual officers and Trustees of the Fund, the adviser or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         o invest more than 5% of its net assets in warrants which are unattached to the securities (included within that amount no more than 2% of the value of the Fund's net assets may be warrants which are not listed on the New York or American Stock Exchanges);

         o invest in real property or mortgage loans, commodities, commodity contracts, or oil, gas or other mineral resource, exploration, development, lease, or arbitrage transactions, provided that the Fund may invest in collateralized mortgage obligations;

         o write, purchase or sell puts, calls or combinations thereof, except that the Fund may purchase or sell puts and calls as otherwise described in the prospectus or SAI, as incorporated by reference in this Proxy Statement/Prospectus; however, the Fund shall not invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

         o invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years continuous operation;

         o acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuers outstanding voting securities; or

         o pledge more than 15% of its net assets to secure indebtedness (the purchase or sale of securities on a "when-issued" basis is not deemed to be a pledge of assets).

         Investment Risks. Because Westcore Plus Bond Fund's investment objective is similar to that of the Aristata Quality Bond Fund and both Funds invest in fixed-income securities, an investment in Westcore Plus Bond Fund is subject to many of the same risks as an investment in Aristata Quality Bond Fund. Both Funds are subject to the risks of debt investing, such as interest rate risk and credit risk. Because the price of fixed-income securities moves up and down in response to corporate earnings and developments, interest rates, economic and market conditions and unanticipated events, the price of the Funds' investments may go down and investors may lose money on their investment. In addition, to the extent a Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

         Although Westcore Plus Bond Fund and Aristata Quality Bond Fund each invest in debt securities, Aristata Quality Bond Fund has a higher dollar-weighted average quality requirement than Westcore Plus Bond Fund, and therefore, Aristata Quality Bond Fund probably has a lower credit risk.

         Investment Personnel. The Westcore Plus Bond Fund is managed by investment professionals within the Fixed Income research team at Denver
Investment Advisors LLC. Investment professionals within the Fixed Income research team are responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The team works closely together reviewing portfolio holdings, conducting investment research and discussing investment ideas. The members of the Fixed Income research team are Glen T. Cahill, Jr. (joined Denver Investment Advisors LLC in 1984, and has 22 years of total professional experience), Alex W. Lock (joined Denver Investment Advisors LLC in 1989, and has 22 years of total professional experience), Jerome
R. Powers (joined Denver Investment Advisors LLC in 1997, and has 23 years of total professional experience), Thomas B. Stevens (joined Denver Investment Advisors LLC in 1986, and has 34 years of total professional experience), Mark
R. McKissick (joined Denver Investment Advisors LLC in 1999, and has 12 years of total professional experience), and William E. Stafford, Jr. (joined Denver Investment Advisors LLC in 1998, and has 10 years of total professional experience). Messrs. Cahill, Powers, Stevens, McKissick, and Stafford have earned the right to use the Chartered Financial Analyst designation.

         Prior to July 1, 2004, the Aristata Quality Bond Fund was managed by an investment professional team at Tempest, generally led by H. David Lansdowne with Barbara Grummel serving as the lead portfolio manager. Other key investment management team members included J. Jeffrey Dohse, Giles R.A. Fox, and Greg H. Thompson. Messrs. Lansdowne, Fox, and Thompson have earned the right to use the Chartered Financial Analyst designation. As of July 1, 2004, the Aristata Quality Bond Fund is managed by the Fixed Income research team at Denver Investment Advisors LLC.

         Performance. The following table shows the average annual total returns over different periods and shows how the performance compares with relevant broad-based market indices. The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance of the Funds and the indices varies over time, and past performance (before and after taxes) is not necessarily indicative of future results. The returns assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

                          AVERAGE ANNUAL TOTAL RETURNS
               FOR THE PERIODS ENDED DECEMBER 31, 2003 (UNAUDITED)

                                                                                         Life of the
                      Fund                         1 Year         5 Years     10 Years     Fund (3)
                      ----                         ------         -------     --------     --------
Aristata Quality Bond Fund
   Return Before Taxes                              2.06%          5.25%         N/A        5.60%
   Return After Taxes on Distributions              0.58%          2.90%         N/A        3.21%
   Return After Taxes on Distributions and Sale     1.33%          3.00%         N/A        3.27%
   of Fund Shares
Lehman Brothers Government/Credit Index (1)         4.68%          6.65%         N/A        7.11%

Westcore Plus Bond Fund
   Return Before Taxes                             11.61%          7.19%        6.52%       7.58%
   Return After Taxes on Distributions              9.24%          4.62%        4.03%       9.05%
   Return After Taxes on Distributions and Sale     7.51%          4.48%        3.38%       4.96%
     of Fund Shares
Lehman Brothers Aggregate Bond                      4.10%          6.62%        6.95%       8.40%
   Index (2)

(1) The Lehman Brothers Government/Credit Index is the benchmark index for the Aristata Quality Bond Fund. The Lehman Brothers Government/Credit Index is an unmanaged index that is a broad measure of bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any. The Lehman Brothers Government/Credit Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

(2) The Lehman Brothers Aggregate Bond Index is the benchmark index for the Westcore Plus Bond Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. The Lehman Brothers Aggregate Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

(3) The inception date for the Aristata Quality Bond Fund is March 2, 1998. The inception date for the Westcore Plus Bond Fund is June 1, 1988.


                       WESTCORE COLORADO TAX-EXEMPT FUND -
                    ARISTATA COLORADO QUALITY TAX EXEMPT FUND

         Investment Objectives, Policies and Restrictions. While the Westcore Colorado Tax-Exempt Fund and the Aristata Colorado Quality Tax Exempt have similar investment objectives and policies, there are some differences. Westcore Colorado Tax-Exempt Fund seeks income exempt from both federal and Colorado state personal income taxes by emphasizing insured Colorado municipal bonds with intermediate maturities. Aristata Colorado Quality Tax-Exempt Fund aims for high level of current income that is exempt from Colorado and federal income taxes while trying to preserve principal. Each Fund invests primarily in Colorado municipal obligations. Each Fund is classified as a non-diversified fund.

         Westcore Colorado Tax-Exempt Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in bonds issued by or on behalf of the state of Colorado, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, instrumentalities and political subdivisions. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in investments, the income from which is exempt from both federal and Colorado state income tax, including securities of issuers not located in Colorado if the income from such securities is so exempt. The Fund maintains an average dollar-weighted maturity of between seven and 10 years.

         The Adviser invests in Colorado municipal bonds that are rated in one of the three highest investment-grade categories at the time of purchase by one or more rating agencies. The Fund may invest up to 10% of its total assets in Colorado municipal bonds rated at the time of purchase in the fourth highest investment-grade category. The fourth category is the lowest investment-grade category, and these obligations have speculative characteristics. The Fund may invest in unrated bonds if the Adviser determines they are comparable in quality to instruments that meet the Fund's rating requirements.

         The Adviser's strategy emphasizes quality. To fully understand the issuers' ability to generate revenues or levy taxes in order to meet their obligations, the Adviser researches the financial condition of various counties, public projects, school districts and taxing authorities whose bonds the Fund owns or may purchase. The Fund holds bonds from all areas of the state to reduce the risk to the portfolio of any one local economy that is suffering. The Adviser enhances the quality of the Fund by seeking to invest at least 75% of its assets in bonds where the risk of interest and principal payment default is protected by a third-party insurer or the issue is secured by U.S. Government securities as collateral.

         The Aristata Colorado Quality Tax-Exempt Fund invests primarily in "quality" municipal obligations, including those of certain non-Colorado issuers, of any maturity that pays interest, which is exempt from federal and Colorado income taxes. The non-Colorado "quality" municipal obligations that currently qualify are those issued by Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. However, as a Colorado-oriented fund, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in the "quality" municipal obligations of Colorado issuers. It is possible, but not anticipated, that up to 20% of the Fund's net assets, plus any borrowings for investment purposes, could be invested in obligations of non-Colorado issuers. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowing for investment purposes, in "quality" municipal obligations of Colorado issuers, it will provide the shareholders of the Fund at least 60 days prior written notice of the change.

         "Quality" municipal obligations are those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service or Standard & Poor's Corporation or, if unrated, are determined to be of comparable quality by the adviser. The Fund may invest up to 15% of its total assets in such unrated securities. At least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested, under normal market conditions, in bonds whose interest is exempt from federal and Colorado personal income taxes.

         Although the Westcore Colorado Tax-Exempt Fund will invest most of its assets, under normal circumstances, in intermediate-term tax-exempt obligations, the Fund may also invest 25% or more of its net assets in industrial development bonds, short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues.

         The Westcore Colorado Tax-Exempt Fund may invest from time to time in money market instruments such as bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less. Such investments, together with investments in other instruments (such as U.S. Government obligations and repurchase agreements) that are subject to federal income tax, will not exceed 20% of the total net assets of the Fund, plus any borrowings for investment purposes.

         Westcore Colorado Tax-Exempt Fund and the Aristata Colorado Quality Tax-Exempt Fund have each adopted fundamental policies that generally track the requirements of the 1940 Act; the Westcore Colorado Tax-Exempt Fund and the Aristata Colorado Quality Tax-Exempt Fund have each adopted more restrictive fundamental policies as well. As a result, the fundamental policies of the Funds vary significantly. For example, Aristata Colorado Quality Tax-Exempt Fund may not:

         o lend more than 30% in value of the Fund's securities, including investments in repurchase agreements, to broker-dealers or other financial institutions (all such loans will be collateralized at all times in an amount equal to at least 102% of the current value of loaned securities);

         o sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

         o purchase or retain the securities of any issuer, if the individual officers and Trustees of the Fund, the adviser or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         o invest more than 5% of its net assets in warrants which are unattached to the securities (included within that amount no more than 2% of the value of the Fund's net assets may be warrants which are not listed on the New York or American Stock Exchanges);

         o write, purchase or sell puts, calls or combinations thereof, except that the Fund may purchase or sell puts and calls as otherwise described in the prospectus or SAI, as incorporated by reference herein; however, the Fund shall not invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

         o invest in real property or mortgage loans, commodities, commodity contracts, or oil, gas or other mineral resource, exploration, development, lease, or arbitrage transactions, provided that the Fund may invest in collateralized mortgage obligations;

         o pledge more than 15% of its net assets to secure indebtedness (the purchase or sale of securities on a "when-issued" basis is not deemed to be a pledge of assets);

         o     make  loans   except   that  the  Fund  may  invest  in  Colorado
               obligations which it is permitted to buy; or

         o invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years continuous operation.

         In addition, the Westcore Colorado Tax-Exempt Fund may not:

         o purchase any securities, except securities issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry;

         o purchase securities during the existence of any underwriting group or related selling group of which the Fund's distributor, investment adviser or any affiliated person of any of them, is a member, except to the extent permitted by the SEC; or

         o invest in other investment companies that invest in a manner consistent with the Fund's investment objectives, generally through the use of exchange traded funds.

         Investment Risks. Because Westcore Colorado Tax-Exempt Fund's investment objective is similar to that of the Aristata Colorado Quality Tax-Exempt Fund and both Funds invest in Colorado municipal securities, an investment in Westcore Colorado Tax-Exempt Fund is subject to many of the same risks as an investment in Aristata Colorado Quality Tax-Exempt Fund. Both Funds are subject to the risks of debt investing, such as interest rate risk and credit risk. Because the price of fixed-income securities moves up and down in response to corporate earnings and developments, interest rates, economic and market conditions and unanticipated events, the price of the Funds' investments may go down and investors may lose money on their investment. In addition, to the extent a Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

         Although  Westcore  Colorado  Tax-Exempt  Fund  and  Aristata  Colorado
Quality Tax-Exempt Fund each invest in debt securities, Westcore Colorado Tax-Exempt Fund has a higher dollar-weighted average quality requirement than Aristata Colorado Quality Tax-Exempt Fund, and therefore, Westcore Colorado Tax-Exempt Fund probably has a lower credit risk.

         Investment Personnel. The Westcore Colorado Tax-Exempt Fund is managed by Thomas B. Stevens, Lead Portfolio Manager (joined Denver Investment Advisors LLC in 1986, and has 34 years of total professional experience). Mr. Stevens is responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies with support from the Fixed Income research team. The members of the Fixed Income research team are Glen T. Cahill, Jr. (joined Denver Investment Advisors LLC in 1984, and has 22 years of total professional experience), Alex W. Lock (joined Denver Investment Advisors LLC in 1989, and has 22 years of total professional experience), Jerome R. Powers (joined Denver Investment Advisors LLC in 1997, and has 23 years of total professional experience), Mark R. McKissick (joined Denver Investment Advisors

LLC in 1999, and has 12 years of total professional experience), and William E. Stafford, Jr. (joined Denver Investment Advisors LLC in 1998, and has 10 years of total professional experience). Messrs. Cahill, Powers, Stevens, McKissick, and Stafford have earned the right to use the Chartered Financial Analyst designation.

         Prior to July 1, 2004, the Aristata Colorado Quality Tax-Exempt Fund was managed by investment professional team at Tempest, generally led by H. David Lansdowne with Barbara Grummel serving as the lead portfolio manager. Other key investment management team members included J. Jeffrey Dohse, Giles R.A. Fox, and Greg H. Thompson. Messrs. Lansdowne, Fox, and Thompson have earned the right to use the Chartered Financial Analyst designation. As of July 1, 2004, the Aristata Colorado Quality Tax-Exempt Fund is managed by Mr. Stevens as Lead Portfolio Manager, with support from the Fixed Income research team.

         Performance. The following table shows the average annual total returns over different periods and shows how the performance compares with relevant broad-based market indices. The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance and the indices varies over time, and past performance (before and after taxes) is not necessarily indicative of future results. The returns assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

                          AVERAGE ANNUAL TOTAL RETURNS
               FOR THE PERIODS ENDED DECEMBER 31, 2003 (UNAUDITED)


                                                                                              Life of the
                   Fund                            1 Year         5 Years        10 Years       Fund (3)
                   ----                            ------         -------        --------       --------
Aristata Colorado Quality Tax-Exempt Fund
   Return Before Taxes                              3.40%          4.54%            N/A           4.74%
   Return After Taxes on Distributions              3.15%          4.44%            N/A           4.62%
   Return After Taxes on Distributions and Sale
   of Fund Shares                                   3.59%          4.48%            N/A           4.66%
Lehman Brothers Municipal Bond
   Index (1)                                        5.32%          5.83%            N/A           5.92%
Westcore Colorado Tax-Exempt Fund
   Return Before Taxes                              4.49%          4.64%           4.96%          5.86%
   Return After Taxes on Distributions              4.49%          4.64%           4.96%          5.86%
   Return After Taxes on Distributions and Sale
     of Fund Shares                                 4.21%          4.55%           4.88%          5.73%
Lehman Brothers 10-Year Municipal Bond Index (2)    5.70%          5.91%           6.13%          7.20%

                                       14

---------
(1) The Lehman Brothers Municipal Bond Index is the benchmark index for the Aristata Colorado Quality Tax-Exempt Fund. The Lehman Brothers Municipal Bond Index is an unmanaged index that is a broad measure of tax-exempt bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any. The Lehman Brothers Municipal Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

(2) The Lehman Brothers 10-Year Municipal Bond Index is the benchmark index for Westcore Colorado Tax-Exempt Fund. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa, Standard and Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years. The Lehman Brothers 10-Year Municipal Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

(3) The inception date for the Aristata Colorado Quality Tax-Exempt Fund is March 2, 1998. The inception date for the Westcore Colorado Tax-Exempt Fund is June 1, 1991.


                       SHAREHOLDER FEES AND FUND EXPENSES

         The following comparative fee tables show the fees for each Westcore Fund and its corresponding Aristata Fund for the year ended May 31, 2004. The unaudited pro forma table shows Westcore Funds' fees assuming that the Reorganization is approved.

Fund Expenses

                 WESTCORE BLUE CHIP FUND - ARISTATA EQUITY FUND
                                SHAREHOLDER FEES

         Shareholders in the Westcore Funds and Aristata Funds do not pay any sales loads, redemption fees (other than a 2% redemption fee on Westcore Fund shares, calculated as a percentage of amount redeemed or exchanged if shares are held less than 3 months) or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                         ANNUAL FUND OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                        Pro Forma
                                                                    Aristata        Westcore Blue Chip
                                           Westcore Blue           Equity Fund            Fund
                                             Chip Fund             (Unaudited)         (Unaudited)
                                             ---------             -----------         -----------
Management Fees                                 0.65%                 0.85%              0.65%
Distribution (12b-1) Fees                       0.00%                 0.00%              0.00%
Other Expenses                                  0.62%                 0.71%              0.52%
Total Annual Fund Operating Expenses            1.27%                 1.56%              1.17%
Fee Waiver and Expense Reimbursement           (0.12)% (1)           (0.03)%            (0.02)% (1)
Net Annual Fund Operating Expenses              1.15%                 1.53%              1.15%

---------
(1) Denver Investment Advisors LLC and ALPS Mutual Fund Services, Inc. (in its capacity as co-administrator) have agreed to voluntarily keep the fee waiver to maintain a net annual fund operating expense of 1.15% in place at least until September 30, 2005.

         Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services, and registration fees.

         Example. The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

         o     $10,000 initial investment

         o     5% return for each year

         o     each Fund's operating expenses remain the same for each period

         o     redemption after the end of each period

         o     reinvestment of all dividends and distributions

         Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

                  Fund                           1 Year         3 Years         5 Years       10 Years
                  ----                           ------         -------         -------       --------
Westcore Blue Chip Fund                           $129           $403            $697           $1,532
Aristata Equity Fund                              $159           $492            $849           $1,854
Pro Forma - Westcore Blue Chip Fund               $119           $372            $643           $1,419

              WESTCORE PLUS BOND FUND - ARISTATA QUALITY BOND FUND
                                SHAREHOLDER FEES

         Shareholders in the Westcore Funds and Aristata Funds do not pay any sales loads, redemption fees (other than a 2% redemption fee on Westcore Fund shares, calculated as a percentage of amount redeemed or exchanged if shares are held less than 3 months) or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                         ANNUAL FUND OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                 Aristata            Pro Forma
                                                               Quality Bond        Westcore Plus
                                        Westcore Plus              Fund              Bond Fund
                                          Bond Fund             (Unaudited)         (Unaudited)
                                          ---------             -----------         -----------
Management Fees                              0.45%                  0.50%              0.45%
Distribution (12b-1) Fees                    0.00%                  0.00%              0.00%
Other Expenses                               0.55%                  0.91%              0.53%
Total Annual Fund Operating Expenses         1.00%                  1.36%              0.98%
Fee Waiver and Expense Reimbursement        (0.45)% (1)            (0.05)%            (0.43)% (1)
Net Annual Fund Operating Expenses           0.55%                  1.31%              0.55%

---------
(1) Denver Investment Advisors LLC and ALPS Mutual Fund Services, Inc. (in its capacity as co-administrator) have agreed to voluntarily keep the fee waiver to maintain a net annual fund operating expense of 0.55% in place at least until September 30, 2005.

         Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services, and registration fees.

         Example. The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

         o     $10,000 initial investment

         o     5% return for each year

         o     each Fund's operating expenses remain the same for each period

         o     redemption after the end of each period

         o     reinvestment of all dividends and distributions

         Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

                 Fund                           1 Year         3 Years         5 Years         10 Years
                 ----                           ------         -------         -------         --------
Westcore Plus Bond Fund                           $102           $318            $552           $1,223
Aristata Quality Bond Fund                        $138           $431            $744           $1,633
Pro Forma - Westcore Plus Bond Fund               $100           $312            $541           $1,200

                       WESTCORE COLORADO TAX-EXEMPT FUND -
                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                                SHAREHOLDER FEES

         Shareholders in the Westcore Funds and Aristata Funds do not pay any sales loads, redemption fees (other than a 2% redemption fee on Westcore Fund shares, calculated as a percentage of amount redeemed or exchanged if shares are held less than 3 months) or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                         ANNUAL FUND OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                       Aristata           Pro Forma
                                                                   Colorado Quality   Westcore Colorado
                                         Westcore Colorado         Tax-Exempt Fund    Tax-Exempt Fund
                                          Tax-Exempt Fund            (Unaudited)        (Unaudited)
                                          ---------------            -----------        -----------
Management Fees                                 0.50%                  0.50%              0.50%
Distribution (12b-1) Fees                       0.00%                  0.00%              0.00%
Other Expenses                                  0.54%                  0.64%              0.56%
Total Annual Fund Operating Expenses            1.04%                  1.14%              1.06%
Fee Waiver and Expense Reimbursement           (0.39)% (1)            (0.04)%            (0.41)% (1)
Net Annual Fund Operating Expenses              0.65%                  1.10%              0.65%

---------
(1) Denver Investment Advisors LLC and ALPS Mutual Fund Services, Inc. (in its capacity as co-administrator) have agreed to voluntarily keep the fee waiver to maintain a net annual fund operating expense of 0.65% in place at least until September 30, 2005.

         Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services, and registration fees.

         Example. The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

         o     $10,000 initial investment

         o     5% return for each year

         o     each Fund's operating expenses remain the same for each period

         o     redemption after the end of each period

         o     reinvestment of all dividends and distributions

         Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

                        Fund                                1 Year      3 Years     5 Years      10 Years
                        ----                                ------      -------     -------      --------
Westcore Colorado Tax-Exempt Fund                            $106         $351        $574        $1,270
Aristata Colorado Quality Tax-Exempt Fund                    $116         $362        $627        $1,385
Pro Forma - Westcore Colorado Tax-Exempt Fund                $108         $337        $585        $1,293


Investment Advisory Fees

         The following table compares annual investment advisory fees as a percentage of average net assets paid to Denver Investment Advisors LLC for each Westcore Fund and for each Aristata Fund. The table shows fees before any waivers or reimbursements ("Total") and fees after any waivers or reimbursements ("Net"). The fees listed are for the year ended May 31, 2004.

            Westcore Funds                                   Fee
            --------------                                   ---
            Westcore Blue Chip Fund
              Total                                         0.65%
              Net                                           0.46%
            Westcore Plus Bond Fund
              Total                                         0.45%
              Net                                           0.00%
            Westcore Colorado Tax-Exempt Fund
              Total                                         0.50%
              Net                                           0.04%

            Aristata Funds (Unaudited)                       Fee
            --------------------------                       ---
            Aristata Equity Fund
              Total                                         0.85%
              Net                                           0.85%
            Aristata Quality Bond Fund
              Total                                         0.50%
              Net                                           0.50%
            Aristata Colorado Quality Tax-Exempt Fund
              Total                                         0.50%
              Net                                           0.50%

Rule 12b-1 Distribution Plan

         Neither the Westcore Funds nor the Aristata Funds have adopted a Rule 12b-1 distribution plan. Accordingly, Aristata Fund shareholders will not pay 12b-1 fees after the Reorganization.


                              SHAREHOLDER SERVICES

         The purchase procedures, exchanging shares and exchanging privileges, redemption procedures, redemption in kind procedures, and dividend polices of the Aristata Funds and of the Westcore Funds are described below. ALPS Mutual Funds Services, Inc. serves as transfer agent for both the Aristata Funds and the Westcore Funds. In addition to the services described below, the Westcore Funds offer certain administrative and support services that are not available to shareholders of the Aristata Funds, such as interactive voice response (IVR) services and Internet functionality.

Purchase Procedures

         Aristata Funds. As described below, shares of the Funds may be purchased through an authorized broker or investment adviser, or directly from the Funds. Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Payment will be invested in full and fractional shares of a Fund. Orders transmitted to the Funds in proper form prior to the close of trading (normally 4:00 p.m. Eastern Time) will be executed that day. Purchasers will not receive certificates for shares purchased. ALPS Mutual Funds Services, Inc. serves as the Funds' transfer agent and maintains records of each shareholder's holdings of Fund shares. An initial investment in a Fund must be preceded or accompanied by a completed, signed application. Additional Account Applications may be obtained by calling the Funds at 1-800-644-8595. The Funds reserve the right to reject any purchase. The minimum initial investment in each Fund is $2,000. Any subsequent investments must be at least $50. If an account balance falls below $2,000 due to redemptions or exchanges, the account may be closed. In the event that an account is closed, the Fund will wire the proceeds to the bank account of record or issue a check to the shareholder of record. The Fund will notify the account holder when the balance has fallen below $2,000, and the account holder will be given 30 days to increase its investment above that amount.

         A shareholder may establish an IRA with the Aristata Equity Fund and the Aristata Quality Bond Fund. To establish an IRA, the shareholder must complete a separate application that can be obtained by calling these Funds at 1-800-644-8595. The minimum initial investment in an IRA is $2,000. Any subsequent investments in an IRA must be at least $50.

         Investing Through Your Broker or Investment Adviser. Shares are available to new and existing shareholders through authorized brokers and investment advisers. Shareholders must complete an Account Application and contact the broker or investment adviser with instructions as to the amount to be invested. The broker or investment adviser will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered. Orders received by a Fund prior to the close of its trading (which is normally 4:00 p.m. Eastern Time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. Shareholders will receive written confirmation of each order within a few days of receipt of instructions from your broker or investment adviser.

         Investing Directly With the Funds. Shareholders can invest in the Funds directly by mail, bank transfer, or wire. The Funds also offer an Automatic Investment Program as a way to establish and maintain a consistent investment program. Shareholders may arrange automatic transfers (minimum $50 per transaction) from a bank account to a Fund account on a periodic basis by simply completing the Automatic Investment Plan section of your Account Application. When a shareholder participates in this program, the minimum initial investment in each Fund is $250. Shareholders may change the amount of the automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Funds at 1-800-644-8595 at least three business days prior to your next scheduled investment date.

         The Funds may at their discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. The Funds reserve the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

         Westcore Funds. Shareholders may purchase additional shares through mail, telephone, online access, wire transfer, or in person at 1625 Broadway, Suite 2200, Denver, Colorado 80202. In addition, existing shareholders may open a new account with identical registration and account options in another fund offered by Westcore by mail, telephone, online access, or wire transfer. ALPS Mutual Funds Services, Inc. serves as the Westcore Funds' transfer agent and maintains records of each shareholder's holdings of Fund shares.

         Westcore Funds also offer an Automatic Investment Plan. To enroll, shareholders must complete the Automatic Investment Plan Section on the application to have money automatically withdrawn from your bank account monthly, quarterly or annually. The minimum automatic investment must be the equivalent of at least $100 per month.

         When a shareholder purchases shares, the request will be processed at the next net asset value (NAV) calculated after the order is received with clear instructions as to the Fund, account number and amount. Checks must be made payable to Westcore Funds in U.S. dollars drawn on a U.S. bank. Cash, credit card checks, travelers checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks or checks with inconsistencies between the name on the bank account and fund account registration will not be accepted for purchases.

         A shareholder purchasing shares in a retirement account should indicate whether the purchase is a rollover, a current, or prior-year contribution. After receipt of the order by wire, telephone or online, the bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers. If a check does not clear the bank, Westcore reserves the right to cancel the purchase. If Westcore is unable to debit the predesignated bank account for purchases, Westcore may make additional attempts or cancel the purchase.

         Westcore reserves the right to reject any order. If a purchase is cancelled, the shareholder will be responsible for any losses or fees imposed by the bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore (or their agents) have the authority to redeem shares in the account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.

Investment Minimums*                                              Amount
--------------------                                              ------
To open a new regular account                                     $2,500
To open a new retirement, education or UGMA/UTMA account          $1,000
To open an Automatic Investment Plan account                      $1,000
Automatic Investments                                             Equivalent to
                                                                  $100 per month
To add to any type of account                                     $100

* Westcore Funds reserves the right to waive or vary any investment minimums. Existing Westcore accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts; and existing automatic investments equivalent to $50 per month. Accounts established as a result of the merger of Aristata Funds into Westcore Funds are entitled to a reduced investment minimum of $2,000 for existing regular accounts.

Exchanging Shares and Exchange Privileges

         Aristata Funds. The Aristata Funds offer two ways to exchange shares in one Fund for shares in another Aristata Fund - by mail and by telephone. A shareholder may not exchange shares of one Fund for shares of another Fund if that Fund is not qualified for sale in the state of the shareholder's residence. Shareholders should call the Funds at 1-800-644-8595 to see if the applicable Fund is available in your state. The minimum amount for an initial and subsequent exchange is $50. The Aristata Funds may terminate or amend the terms of the exchange privilege at any time upon at least 60 days prior written notice to shareholders of any modification or termination of the exchange privilege. Exchanges may be suspended for a period of 15 days following an address change. Shareholders will receive written confirmation of the exchange following completion of the transaction.

         A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

         Westcore Funds. Shareholders may exchange Westcore shares for shares of other funds offered by Westcore or the BlackRock Money Market Portfolio by mail, telephone, online access, or through a Systematic Exchange Agreement. BlackRock Money Market Portfolio is a money market fund advised by BlackRock Advisors, Inc., sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Distributors, Inc. In addition, existing shareholders may exchange into a new account by copying existing account registration and options by mail, telephone, online access, or through a Systematic Exchange Agreement.

         Exchanges must meet the minimum investment requirements described under "Purchase Procedures" above. Exchanges between accounts will be accepted only if registrations are identical. An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account. Shares exchanged within 3 months or less from their date of purchase may be subject to the redemption fee described below under "Redemption Procedures."

Redemption Procedures

         Aristata Funds. Shareholders may redeem their shares, in whole or in part, on any business day by mail, by telephone, or by wire. Shares held in an IRA may not be redeemed using the telephone. Shares will be redeemed at the net asset value next determined after a proper redemption request has been received by the Fund in good form. Redemptions may also be made through a Systematic Withdrawal Plan in amounts of $100 or more on a monthly, quarterly, semi-annual or annual basis. The Systematic Withdrawal Plan requires an account balance of $10,000 or more. Once shares are redeemed, redemption proceeds will ordinarily be sent by check to the shareholder at the address of record.

         The Aristata Funds may modify or terminate their redemption services and provisions at any time. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. The Funds also reserve the right to limit the frequency of any telephone, wire, or bank transfer redemptions. Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or fund securities is not reasonably practicable, or for such other periods as the SEC may permit. The Funds may also redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder.

         If the redemption request is $10,000 or greater, if the check is being mailed to an address that had been changed in the last thirty (30) days, if the check is not being mailed to the address of record, or if the check is not being made out to the account owner, the Aristata Funds require a written redemption request with a signature guarantee from an eligible guarantor.

         Westcore Funds. Shareholders may redeem their shares, in whole or in part, on any business day by mail, by telephone, through online access, or by wire. Shares held in an IRA may not be redeemed through online access or by using the telephone. Shares will be redeemed at the net asset value next calculated after a proper redemption request has been received in good order. Redemptions may also be made through a Systematic Withdrawal Plan in amounts of $50 or more on a monthly, quarterly, or annual basis. Once shares are redeemed, redemption proceeds will ordinarily be sent by check to the shareholder at the address of record.

         The Westcore Funds impose a 2% redemption fee on shares redeemed (including in connection with an exchange) within three months or less from their date of purchase. The Board has authorized each Fund to waive this redemption fee in connection with redemption of shares previously issued as part of the Reorganization. The Funds reserve the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to the Funds. If, due to redemptions, a shareholder account falls below the required minimums, a letter may be sent advising the shareholder to either bring the value of the shares held in the account up to the minimum or establish an automatic investment that is the equivalent of $100 a month. If action is not taken within forty-five (45) days of the notice, the shares held in the account may be redeemed and the proceeds sent by check to the shareholder address of record.

         Westcore Funds reserves the right to impose the redemption fee on exempted transactions, qualified plans or certain investment programs if management believes that disruptive short-term trading is present and it or a third party has the necessary account information to impose the redemption fee. In addition, Westcore Funds reserves the right to waive the redemption fee in other circumstances at its discretion if such waiver is approved by both the Fund's President and Treasurer and disclosed at the next scheduled Board of Trustees Meeting. Under no circumstances will any waiver involve any compensation or other consideration received by the Funds, its investment adviser, or any other party pursuant to such arrangements.

         The Funds may modify or terminate their redemption services and policies, limit account activity, or redeem involuntarily at any time. The Funds shall not materially modify or terminate such services or policies without giving shareholders sixty (60) days' written notice. The Funds reserve the right to modify such policies from time to time or waive them in whole or in part for certain types of accounts. The Funds also reserve the right to temporarily suspend telephone, wire and online transactions if it believes it is advisable to do so. Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or fund securities is not reasonably practicable, or for such other periods as the SEC may permit. The Funds may also redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charges relating a transaction effected for the benefit of a shareholder.

         If the shareholder is transferring ownership of an account, if the check is being mailed to an address that had been changed in the last thirty
(30) days, if the check is not being mailed to the address of record, if the check is not being made out to the account owner, or if previously elected by the shareholder for redemption requests in excess of $25,000, the Westcore Funds require a written redemption request with a Medallion Signature Guarantee from an eligible guarantor.

Redemptions in Kind

         Aristata Funds. The Aristata Funds have elected to pay redemption proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. Because larger redemptions may be detrimental to existing shareholders, the Aristata Funds reserve the right to make payments in the form of portfolio securities (a redemption in kind) under unusual circumstances.

         Westcore Funds. The Westcore Funds also have elected to pay redemption proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. Should redemption by any shareholder exceed such limitation, the Westcore Funds have the option to pay the excess in cash or in kind.

         A redemption in kind will consist of securities equal in value to the shares redeemed. In the event that a redemption in kind were made, shareholders would probably have to pay brokerage costs to sell the securities distributed to them, as well as taxes on any gain from the sale. Shareholders may have difficulty selling the securities and recovering the amount of their redemption if the securities are illiquid.

Dividend Policies

         Aristata Funds. The Aristata Equity Fund declares and pays income dividends, if any, quarterly. The Aristata Quality Bond Fund and Aristata Colorado Quality Tax-Exempt Fund declare daily and pay income dividends, if any, monthly. The Aristata Funds distribute capital gains, if any, at least annually, normally in December. Distributions will automatically be reinvested in additional shares unless shareholders change their distribution options.

         Westcore Funds. The Westcore Blue Chip Fund generally declares and distributes dividends annually. The Westcore Plus Bond Fund and the Westcore Colorado Tax-Exempt Fund declares and pays income dividends monthly. The Westcore Funds normally declare and distribute capital gains at least annually and generally in December. Distributions will automatically be reinvested in additional shares unless shareholders change their distribution options.

                   INFORMATION RELATING TO THE REORGANIZATIONS

Description of the Reorganizations

         The following summary is qualified in its entirety by reference to the Reorganization Plan in Exhibit A. The Reorganization Plan provides for the Reorganizations to occur on or about November 22, 2004.

         The Reorganization Plan provides that all of the assets and liabilities of each Aristata Fund will be transferred to the corresponding Westcore Fund on the Closing Date of the Reorganizations. In exchange for the transfer of these assets and liabilities, the Westcore Funds will simultaneously issue on the Closing Date of the Reorganizations a number of full and fractional shares of each Westcore Fund to the corresponding Aristata Fund equal in value to the aggregate net asset value of the corresponding Aristata Fund calculated at the Effective Time.

         Following the transfer of assets and liabilities in exchange for Westcore Fund shares, each Aristata Fund will distribute, in complete liquidation, pro rata to its shareholders of record, all of the shares of the corresponding Westcore Fund so received. Shareholders of each Aristata Fund owning shares at the Effective Time will receive a number of shares of the corresponding Westcore Fund with the same aggregate value as the shareholder had in the Aristata Fund at the Effective Time. The distribution will be accomplished by the establishment of accounts in the names of the Aristata Funds' shareholders on the share records of the Westcore Funds' transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the applicable Westcore Fund due to the shareholders of the corresponding Aristata Fund. Each Aristata Fund then will be terminated or dissolved as soon as practicable thereafter.

         The Reorganization Plan contains customary representations, warranties and conditions. The Reorganization Plan provides that the consummation of the Reorganization with respect to an Aristata Fund and its corresponding Westcore Fund is conditioned upon, among other things: (1) approval of the Reorganization by the Aristata Fund's shareholders; and (2) the receipt by the Funds of a tax opinion to the effect that, based on the representations received from certain officers of each Trust, the Reorganization will be tax-free for federal income tax purposes to the Aristata Funds, their shareholders, and the Westcore Funds. The Reorganization Plan may be terminated by mutual agreement of the Westcore Trust with respect to a Westcore Fund and FIT with respect to an Aristata Fund, or by either the Westcore Trust with respect to a Westcore Fund or FIT with respect to an Aristata Fund if, before the Closing Date, any of the required conditions have not been met or the representations and warranties are not true.

Costs of Reorganizations

         Denver Investment Advisors LLC, the investment adviser of the Westcore Funds, has agreed to pay reasonable expenses associated with the Westcore Funds' participation in the Reorganizations (or in attempting to effect the Reorganizations with one or more of the Aristata Funds but being unable to do so due to lack of approval by the shareholders of such Aristata Fund or Aristata Funds), including but not limited to:

         o expenses associated with the preparation and filing of the Proxy Materials;

         o     postage;

         o     printing;

         o     accounting fees;

         o legal fees incurred by each Fund (including fees of counsel to, and independent consultants retained by, the trustees);

         o     solicitation costs of the transaction; and

         o     other related administrative or operational costs.

         If the Reorganization occurs with respect to one or more of the Aristata Funds, Denver Investment Advisors LLC will also pay reasonable expenses associated with the Aristata Funds' participating in the Reorganizations, including but not limited to the expenses of the types listed above and fees payable to the FIT Independent Trustees for participation in any special meetings related to the Reorganizations. In addition, if the Reorganization of an Aristata Fund is not approved, the Aristata Fund will be responsible for paying its own expenses incurred in connection with the proposed Reorganization.

         The Aristata Funds will also pay brokerage costs of any necessary rebalancing of their investment portfolios prior to the effective date of the Reorganization.
Federal Income Taxes

         Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies,

         o neither the Aristata Funds nor their shareholders will recognize taxable gain or loss as a result of the Reorganization;

         o     the  tax  basis  of  the   Westcore   Fund  shares   received  by
               shareholders will be the same in the aggregate as the basis of the Aristata Fund shares exchanged; and

         o the holding period of the Westcore Fund shares received will include the holding period of the Aristata Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization.

         As a condition to the closing of the Reorganizations, the Westcore Trust and FIT will receive a tax opinion to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganizations has been requested. The tax law opinion from counsel is not binding on the Internal Revenue Service or a court and does not preclude the Internal Revenue Service from asserting or adopting a contrary position.

         The Aristata Funds will continue their investment operations in the ordinary course of business while the Reorganizations are pending. Accordingly, they may realize taxable income and gains, which may have to be distributed to shareholders under the tax rules relating to mutual funds. Even though the Reorganizations are intended to be tax-free for federal income tax purposes, shareholders should expect that such distributions resulting from investment operations in the ordinary course of business would be taxable to them. In addition, a condition to the closing of the Reorganization of the Aristata

Equity Fund is that the unrealized capital gains net of unrealized capital losses and of capital loss carryforwards of the Aristata Equity Fund be substantially equivalent on a per share basis, to the unrealized capital gains net of unrealized capital losses and of capital loss carryforwards, on a per share basis, of the Westcore Blue Chip Fund. Consequently, the Aristata Equity Fund expects to realize capital gains estimated to be approximately $0.60 per share, based on values at October 15, 2004. These gains are expected to be distributed to Aristata Equity Fund shareholders as long-term gains.

         As of May 31, 2004, each Aristata Fund had the following short-term and long-term unrealized capital gains (losses) net of capital loss carryforwards:

Name of Fund                                         Short-Term        Long-Term
------------                                         ----------        ---------
Aristata Equity Fund                                $  882,015        $8,200,935
Aristata Quality Bond Fund                            (143,745)          186,910
Aristata Colorado Quality Tax-Exempt Fund              (24,595)          504,309

         As of May 31, 2004, each Westcore Fund had the following short-term and long-term unrealized capital gains (losses) net of capital loss carryforwards:

Name of Fund                                         Short-Term        Long-Term
------------                                         ----------        ---------
Westcore Blue Chip Fund                             $        0        $  133,692
Westcore Plus Bond Fund                               (807,958)          535,394
Westcore Colorado Tax-Exempt Fund                     (126,737)        1,344,062


         The use of capital loss carryover available in Aristata Quality Bond Fund at the time of the merger may be limited under certain provisions of the Internal Revenue Code.

         The final amount of unrealized capital gains for each Aristata and Westcore Fund is subject to change and will not be determined until shortly before the time of the Reorganization.

         Based on an evaluation of the investment objectives and restrictions of each Aristata Fund and its corresponding Westcore Fund, no securities of any Aristata Fund would need to be sold to conform to the investment objectives and investment restrictions of the corresponding Westcore Fund. The Aristata Funds, however, may sell securities before the reorganizations, whether in the ordinary course of business or in anticipation of the reorganizations.

         In particular, a condition to proceed with the reorganization of the Aristata Equity Fund is that it shall have sold sufficient appreciated securities that the remaining portion of unrecognized long-term capital gains of the Aristata Equity Fund and the Westcore Blue Chip Fund shall be approximately the same on a per share basis. The FIT Board of Trustees, including the FIT Independent Trustees, took the long-term gain distribution into consideration in concluding that its proposed reorganization of the Aristata Equity Fund would be in the best interest of the shareholders of the Aristata Fund. See "Board Considerations" below.

         The FIT Board of Trustees, based upon information received from the administrator of the Aristata Equity Fund, believes that the amount of long-term gain to be recognized by the date of its reorganization on a per share basis for the Aristata Equity Fund is approximately $2,650,000 in the aggregate, or $0.60 per share, based on values at October 15, 2004. The capital gains recognition may be significant to a shareholder of the Aristata Equity Fund and may cause the shareholder to incur a long-term capital gains tax on such gains.

         After the closing, the Westcore Funds may dispose of certain securities received from the corresponding Aristata Funds. Such sales may result in transaction costs and capital gains (or losses). Shareholders should consult their own tax advisor concerning the potential tax consequences of the reorganizations to them, including foreign, state and local tax consequences.

Capitalization

         The following table sets forth, as of May 31, 2004, the capitalization of each Westcore Fund, the capitalization of each Aristata Fund, and the unaudited pro forma combined capitalization of the Westcore Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                                                    Net Asset
                                                                                    Value per     Shares
Fund                                                                 Net Assets       Share     Outstanding
----                                                                 ----------       -----     -----------
Westcore Blue Chip Fund                                             $33,438,503      $ 11.62     2,877,277
Aristata Equity Fund (Unaudited)                                    $31,514,409      $  8.17     3,858,158
Pro Forma - Westcore Blue Chip Fund (Unaudited)                     $64,952,912      $ 11.62     5,589,360

Westcore Plus Bond Fund                                             $86,705,621      $ 10.62     8,164,247
Aristata Quality Bond Fund (Unaudited)                              $11,353,684      $  9.41     1,206,676
Pro Forma - Westcore Plus Bond Fund (Unaudited)                     $98,059,305      $ 10.62     9,233,332

Westcore Colorado Tax-Exempt Fund                                   $50,227,144      $ 11.23     4,472,157
Aristata Colorado Quality Tax-Exempt Fund (Unaudited)               $10,500,426      $  9.50     1,105,797
Pro Forma - Westcore Colorado Tax-Exempt Fund (Unaudited)           $60,727,570      $ 11.23     5,407,190


Board Considerations

         The FIT Independent Trustees reviewed and discussed the potential implication of the proposed Reorganizations discussed in this Proxy Statement/Prospectus. They were assisted in this review by their independent legal counsel and by an independent consultant with expertise in mutual fund financial matters.

         On or about May 15, 2004, the investment adviser of the Aristata Funds, Tempest Investment Counselors, Inc. ("Tempest") informed the FIT Trustees that Tempest had entered into a letter of understanding to be purchased by Denver Investment Advisors LLC. On July 1, 2004, the purchase was completed when Denver Investment Advisors LLC acquired all of the stock of Tempest. As required by the Investment Company Act of 1940, each Aristata Fund's investment advisory agreement with Tempest terminated automatically on that date.

         On June 8, 2004, the FIT Trustees met informally with management of Denver Investment Advisors LLC and were given background information regarding Denver Investment Advisors LLC, and discussed the proposed merger transaction under which each Aristata Fund could be reorganized into a corresponding Westcore Fund of the Westcore Trust. The Westcore Funds have been managed by Denver Investment Advisors LLC for many years. The FIT Trustees took the matter under advisement and determined to retain special counsel to assist them in their review and consideration of the proposal and other possible courses of action to recommend to the shareholders of the Aristata Funds.

         At a FIT Trustees' meeting on June 15, 2004, the Trustees, including all the FIT Independent Trustees, reviewed briefly matters relating to the proposed Reorganizations, including a review of proposed terms and conditions in a draft Plan and Agreement of Reorganization. Items discussed included whether the Aristata Funds should pursue a complete liquidation without reorganization with any other mutual fund and whether to review potential combinations with other mutual funds, all in light of the specific context of the Aristata Funds. Facts particularly noteworthy to the Trustees were:

         o     the relatively small asset size of each Aristata Fund;

         o the Trustees were aware of the positive investment results achieved by Tempest for all three of the Aristata Funds for several years, and the Trustees desired to have a similar investment strategy going forward to benefit the Aristata shareholders;

         o the Aristata Equity Fund had a significant long-term capital gain that had not been realized, lessening its attractiveness to be acquired because of potential gains to be absorbed by shareholders of an acquiring fund;

         o     whether  any   reorganization   would  reduce   expenses  of  the
               shareholders of the Aristata Funds; and

         o whether any reorganization would be tax-free to shareholders of each Aristata Fund.

         The FIT Trustees had received an unaudited pro forma analysis prepared by representatives of Denver Investment Advisors LLC that indicated expenses of the combined Funds would be reduced, particularly for Aristata shareholders. The Trustees determined to review and analyze the proposals before them and consider whether to review alternatives. Counsel was directed to proceed with a review of the proposed Agreement and Plan of Reorganization submitted by Denver Investment Advisors LLC.

         Also, at the June 15, 2004 meeting of the FIT Trustees, in anticipation of the purchase of Tempest by Denver Investment Advisors LLC, the FIT Trustees, including all of the FIT Independent Trustees, approved an interim advisory agreement effective July 1, 2004, between Denver Investment Advisors LLC and the Trust on behalf of each Aristata Fund under which Denver Investment Advisors LLC directs the investment of the Funds in accordance with the each Fund's policies and restrictions.

         Through late June and early July 2004, the Trustees held discussions and discussed issues with counsel about the proposed reorganizations and possible alternatives. In early July, additional unaudited pro forma information was prepared by Denver Investment Advisors LLC and distributed to representatives of FIT and later to the FIT Trustees.

         On July 16, 2004, the FIT Board of Trustees, including all of the FIT Independent Trustees, met with counsel and representatives of the Aristata Funds' administrator to discuss the reorganizations proposed by Denver Investment Advisors LLC. Discussion centered on the Trustees' desire to continue with investment advice which was similar to that received by each of the Aristata Funds. The Trustees reviewed the impediments to a reorganization due to the relatively small asset size of the Aristata Equity Fund (approximately $31 million) the Aristata Quality Bond Fund (approximately $11 million) and the

Aristata Colorado Tax-Exempt Fund (approximately $11 million). The Trustees also considered whether there were alternatives to reorganization with the Westcore Funds and determined that these alternatives should be further reviewed.

         The FIT Trustees, including all of the FIT Independent Trustees, met again on August 2, 2004, with counsel and representatives of the Funds' administrator to review issues associated with the proposed Reorganizations, including possible alternatives. At the meeting, the Trustees discussed at length whether the Aristata shareholders may be better served through a reorganization with another mutual fund organization. First, the Trustees analyzed possible alternatives for the Aristata Quality Bond Fund. A review of other comparable funds indicated that the Westcore Plus Bond Fund would reduce expenses significantly and that this Fund was, in the view of the Trustees, well managed. Of particular note was that yearly expenses could be reduced (on a pro forma basis) for Aristata shareholders by over 90 basis points. The Trustees received confirmation that Denver Investment Advisors, LLC expected to have expenses kept at the prior year's level through expense reimbursement for the coming year ending September 30, 2005. Based upon these factors, the Trustees determined that they would likely proceed to recommend that shareholders of Aristata Quality Bond Fund approve the proposed Reorganization with the Westcore Plus Bond fund, subject to legal review and comment.

         Next, the FIT Trustees reviewed the possible alternatives available to the Aristata Colorado Quality Tax-Exempt Fund. The Board determined that the Westcore Colorado Tax-Exempt Fund had an expense ratio that would reduce expenses (on a pro forma basis) to the corresponding Aristata Fund by over 55 basis points, a significant reduction in expenses. Also discussed was the fact that the Aristata Colorado Quality Tax Exempt Fund had approximately $11 million in assets, which did not make it an attractive candidate for other mutual fund organizations because of its small size. The Board reviewed other alternative Colorado tax-exempt funds and determined that the Westcore Colorado Tax-Exempt Fund would provide high quality investments consistent with the objective of tax free income. Most important, however, was the conclusion that, on a pro forma basis, Aristata shareholders could have the opportunity to reduce expenses significantly by becoming shareholders of the Westcore Colorado Tax-Exempt Fund and therefore have the potential to achieve higher returns than with any other comparable fund. Based upon these factors, the FIT Board of Trustees determined it would likely proceed to recommend that shareholders of the Aristata Colorado Tax-Exempt Fund approve the proposed Reorganization with the Westcore Fund, subject to legal review and comment.

         Finally, the Trustees considered alternatives available to the Aristata Equity Fund other than the Westcore Blue Chip Fund. The other mutual funds that the Board reviewed that were in the same investment category as the Aristata Equity Fund (large capitalization value funds had one or more of the following characteristics):

         o objectives substantially dissimilar to those of the Aristata Equity Fund,

         o would not allow Aristata shareholders to own their shares because such mutual funds were open only to institutional investors,

         o higher expense ratios than the Trustees felt the Aristata Equity Fund shareholders should bear,

         o performance which the Trustees felt was not acceptable to Aristata Equity Fund shareholders, or

         o extremely large funds that were not compatible with the Aristata Equity Fund.

         The Trustees again discussed the substantial unrealized capital gains of the Aristata Equity Fund and whether such gains, if unrealized, would deter any possible combination with any mutual fund organization. The Trustees were advised, through counsel, that the Westcore Board of Trustees indicated it was not willing to proceed with a reorganization with the Aristata Equity Fund unless the long-term capital gains at the time of reorganization were substantially equivalent on a per share basis for the Westcore Blue Chip Fund and the Aristata Equity Fund.

         Also discussed briefly was whether the Aristata Equity Fund should continue as a stand alone mutual fund. Concern was expressed that the Aristata Equity Fund was a relatively small fund and had no marketing organization supporting it now that Tempest was a part of Denver Investment Advisors LLC. During the entire time of the Aristata Equity Fund's existence, the marketing of its shares has been performed almost entirely through Tempest. The Trustees noted that this Fund was presently incurring high expenses relative to other mutual funds. The Trustees expressed concern that the loss of assets in the Aristata Equity Fund would require the Fund to recognize long-term capital gains and would raise expenses even higher due to a substantial amount of fixed costs being spread over a smaller asset base. The Trustees determined that a more detailed review of the unrealized gains of the Aristata Equity Fund should be made and that discussions should be held with Denver Investment Advisors LLC and former Tempest management to see whether any possible approaches could be taken which would be, in the Trustees' view, beneficial to the shareholders of the Aristata Equity Fund.

         On August 4, 2004, representatives of the Trust, including counsel and an FIT Independent Trustee, met with representatives of Denver Investment Advisors LLC, including counsel to Denver Investment Advisors LLC, and former members of Tempest management (now with Denver Investment Advisors LLC), to discuss the proposed reorganization relating to the Aristata Equity Fund with the Westcore Blue Chip Equity Fund as well as other alternatives available to the Aristata Equity Fund. Discussed at length were the possible courses of action for this Fund in view of its significant unrealized long-term capital gains. An informal analysis of the shareholder constituency of the Aristata Equity Fund by former members of Tempest management indicated that approximately 50% of the Fund was held by retirement plans and non-taxable shareholders. Also reviewed and discussed was the status of the Aristata Equity Fund's unrealized capital gains since the last analysis had been performed. This updated analysis, prepared by Denver Investment Advisors LLC, indicated that unrealized capital gains of the Aristata Equity Fund continued to be significant on a per share basis.

         Discussion took place with respect to whether to continue the Aristata Equity Fund as a stand-alone fund. The former Tempest management strongly advised against such a proposal, as its expenses could increase significantly in the event of shareholder redemptions.

         Also discussed was whether the shareholders of the Aristata Equity Fund would be better served by combining with a large mutual fund organization which had a fund with a similar investment objective. Based upon their knowledge of the objectives of the Aristata Equity Fund and its shareholder base, the former Tempest management advised that this type of reorganization would, in their view, be incompatible with the small size of the Fund and would not be well received by the Fund's shareholders that purchased their shares in the Aristata Equity Fund desiring a smaller sized fund which could buy and sell securities without having the difficulty of execution that larger mutual funds can have.

         Liquidation of the Aristata Equity Fund was also discussed. Former management of Tempest advised against such a course of action, as they believed that shareholders of the Aristata Equity Fund would desire to continue to have their assets under professional management. Additionally, the Trustees noted that liquidating the Aristata Equity Fund would result in the realization of all unrealized gains and cause further tax liability for shareholders.

         Discussion ensued concerning whether the benefits of reduced expenses relating to the Aristata Equity Fund would outweigh potential taxes to be paid by shareholders which would be required because the Aristata Equity Fund would be realizing capital gains in anticipation of a reorganization with the Westcore Blue Chip Fund. It was agreed that an analysis would be prepared by the administrator of the Fund which would review the benefits of reduced expenses against the costs of accumulated capital gains taxes due to recognition of long-term capital gains by the Aristata Equity Fund. Shortly after the August 4th meeting, an analysis was prepared by management of the administrator for the Aristata Funds and for the Westcore Funds. This analysis concluded that the cost savings to the shareholders of the Aristata Equity Fund over a three year period were significantly greater than the cost relating to taxes incurred by the Aristata Equity Fund shareholders upon realization of long-term capital gains needed in order to complete the reorganization with the Westcore Blue Chip Fund.

         On August 17, 2004, the FIT Board of Trustees, including all the FIT Independent Trustees, met with counsel and representatives of the administrator of the Aristata Funds. Issues relating to the reorganizations were discussed, which covered all of the matters described above. The Trustees reviewed the analysis prepared relating to the Aristata Equity Fund, which concluded that the expense savings realized by shareholders would significantly exceed the tax costs of long-term capital gains necessary to consummate the organization with the Westcore Blue Chip Fund. The FIT Trustees directed that a consultant independent of the administrator confirm this analysis (which later occurred). Based upon the analysis and a review of all of the considerations set forth above, the FIT Trustees, including all of the FIT Independent Trustees, concluded that the proposed Reorganization of the Aristata Equity Fund with the Westcore Blue Chip Fund was in the best interests of the shareholders of the Aristata Equity Fund, and directed counsel to proceed to complete negotiation of the Agreement and Plan of Reorganization. The Trustees further resolved to proceed to recommend that:

         o     shareholders   of  the   Aristata   Equity   Fund   approve   the
               Reorganization into the Westcore Blue Chip Fund,

         o shareholders of the Aristata Quality Bond Fund approve the Reorganization into the Westcore Plus Bond Fund, and

         o shareholders of the Aristata Colorado Quality Tax-Exempt Fund approve the Reorganization into the Westcore Colorado Tax-Exempt Fund.

         On September 14, 2004, the Board, including the FIT Independent Trustees, voted to approve the Reorganizations and to recommend their approval to shareholders. In reviewing the Reorganizations, the Board, including the FIT Independent Trustees, was presented with information to assist them in evaluating the Reorganizations, such as:

         o     the terms and conditions of the Reorganizations;

         o the compatibility of the Funds' objectives, limitations and policies;

         o     performance history for the Funds;

         o pro forma and/or estimated expense ratios for the Westcore Funds and any changes in fees to be paid or borne by shareholders of the Funds (directly or indirectly) after the Reorganizations;

         o     the   potential   economies  of  scale  to  be  gained  from  the
               Reorganizations;

         o the fact that each Reorganization is expected to be free from federal income taxes;

         o any direct or indirect federal income tax consequences to the shareholders of the Funds;

         o the fact that the Westcore Funds will assume all of the liabilities of the Aristata Funds;

         o the fact that the Reorganization expenses incurred by the Funds will be borne by Denver Investment Advisors LLC and not the Funds in the event the Reorganizations are approved;

         o the fact that services to be provided to shareholders of the Aristata Funds after the Reorganizations would be similar to those currently provided; and

         o the fact that shareholders would have access through exchange privileges to a larger group of funds.

         At the meeting, the Board, including all of the FIT Independent Trustees, determined that the Reorganizations are in the best interests of each Aristata Fund and that the existing Aristata Fund shareholders will receive a value equal to their net asset value per share as a result of the Reorganizations. The Board, including the FIT Independent Trustees, concluded that the proposed Reorganizations were the best course available to the Aristata Funds from among the possible alternatives, including liquidation. In reaching that conclusion, the Board noted that each Aristata Fund will have substantially similar investment objectives and compatible policies to those of the corresponding Westcore Fund. The Board also noted the lower expense ratios of the combined Westcore-Aristata Funds.

         BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH ARISTATA FUND APPROVE THE REORGANIZATION FOR THEIR FUND.

                               SHAREHOLDER RIGHTS

Westcore Trust

         General. Westcore Trust is an open-end management investment company, which was established as a Massachusetts business trust pursuant to a Declaration of Trust dated December 10, 1985, which has been amended and restated from time to time. Westcore Trust is also governed by its code of regulations (bylaws) and applicable state law.

         Shares. Westcore Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, Westcore Trust consists of ten separate investment series, each of which offer one class of shares. Shares of each Westcore Fund have no preemptive, conversion or subscription rights.

         Voting Rights. On any matter submitted to a vote of shareholders of the Westcore Funds, all Funds generally vote together as a single group, except where a separate vote by Fund is required by law or where the interests of the Fund differ from the other Funds. Shareholders of each Westcore Fund are entitled to one vote for each dollar of net asset value and a proportionate fractional vote for each fractional share of net asset value of the Fund that they own.

         Shareholder Meetings. Westcore Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders may be called by the Trustees or on the request of shareholders owning at least 10% of the outstanding shares of the Westcore Fund entitled to vote.

         Election and Term of Trustees. Westcore Trust's operations are overseen by the trustees under Massachusetts law. Subject to 1940 Act requirements, trustees may be elected by shareholders or appointed by the Board. Trustees hold office until the earlier of the effectiveness of the election of the Trustee's successor or their death, resignation, removal, or adjudicated incapacity. A trustee of Westcore Trust may be removed at any time by written instrument signed by two-thirds of the remaining trustees.

         Shareholder Liability. Under Massachusetts law, shareholders of a series of Westcore Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Westcore Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and provides indemnification for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund.

         Trustee Liability. The trustees of the Westcore Trust generally are not liable for any obligation of the Westcore Trust. Westcore Trust will indemnify its trustees against all liabilities and expenses, except for those arising from the trustee's adjudicated bad faith, willful misfeasance, gross negligence or reckless disregard of such trustee's duties.

Financial Investors Trust

         General. FIT is an open-end management investment company, which was established as a Delaware statutory trust pursuant to a Certificate of Trust dated November 13, 1993, which has been amended and restated from time to time. FIT is also governed by its Trust Instrument and bylaws and applicable state law.

         Shares. FIT is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, FIT consists of six separate investment series, each of which offer one class of shares, and one series offering multiple classes. Shares of each Fund have no preemptive, conversion or subscription rights.

         Voting Rights. On any matter submitted to a vote of shareholders of FIT, all Funds generally vote together as a single group, except where a separate vote by Fund is required by law or where the interests of the Fund differ from the other Funds. Shareholders of each Fund are entitled to one vote for each dollar of net asset value and a proportionate fractional vote for each fractional share of net asset value of the Fund that they own.

         Shareholder Meetings. FIT is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders may be called by the Trustees or on the request of shareholders owning at least 10% of the outstanding shares of the FIT entitled to vote.

         Election and Term of Trustees. FIT's operations are overseen by the trustees under Delaware law. Subject to 1940 Act requirements, trustees may be elected by shareholders or appointed by the Board. Trustees hold office until the earlier of the effectiveness of the election of the Trustee's successor or their death, retirement, resignation, removal, or incapacity. A trustee of Westcore Trust may be removed at any time by written instrument signed by two-thirds of the remaining trustees or at a meeting of the shareholders by a vote of shareholders holding at least two-third of the outstanding shares entitled to vote.

         Shareholder   Liability.   Pursuant  to  Delaware  law  and  the  Trust
Instrument of FIT, shareholders of the Trust are not personally liable for the acts, omissions, liabilities or obligations of any kind of FIT or any Fund.

         Board Member Liability. The Board Members of FIT generally are not personally liable for any obligation of the Company. FIT will indemnify its Board Members against all liabilities and expenses, except for those arising from a Board Member's willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         The foregoing is only a summary of certain rights of shareholders of Financial Investors Trust and the Westcore Trust under their governing charter documents, bylaws and state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.


                             ADDITIONAL INFORMATION

         Information concerning the operation and management of the Westcore Funds is included in the current prospectus relating to those Funds dated September 28, 2004, which is incorporated herein by reference. A copy of the prospectus for the Westcore Fund(s) into which your Aristata Fund(s) proposes to be reorganized accompanies this Proxy Statement/Prospectus. Additional information about the Westcore Funds is included in the Statement of Additional Information dated September 28, 2004, as amended and/or supplemented, which is available upon request and without charge by calling 1-800-392-CORE (2673).

         Information about the Aristata Funds is included in the current prospectuses relating to those Funds dated August 27, 2004, which are incorporated herein by reference insofar as such prospectuses relate to the Aristata Funds. Additional information is included in the Statement of

Additional Information of the Aristata Funds dated August 27, 2004, which are available upon request and without charge by calling 1-800-644-8595.

         The Westcore Funds and the Aristata Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279, and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549, at prescribed rates.

Fiscal Year End and Financial Statements

         The fiscal year end of each Westcore Fund is May 31. The fiscal year end of each Aristata Fund is April 30.

         The financial statements of the Westcore Funds contained in the Westcore Funds' annual report(s) to shareholders for the fiscal year ended May 31, 2004 have been audited by Deloitte & Touche LLP, their Independent Registered Public Accounting Firm. These financial statements are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Westcore Funds participating in the Reorganizations.

         The financial statements of the Aristata Funds are contained in the Aristata Funds' annual report to shareholders for the fiscal year ended April 30, 2004 and have been audited by Deloitte & Touche LLP, their Independent Registered Public Accounting Firm. These financial statements are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Aristata Funds.

         The Westcore Funds and the Aristata Funds each will furnish, without charge, a copy of their most recent semiannual report succeeding such annual report, if any, on request. Requests should be directed to the Westcore Funds at 1625 Broadway, Suite 2200, Denver, Colorado 80202, or by calling 1-800-392-CORE
(2673), and to the Aristata Funds at 1625 Broadway, Suite 2200, Denver, Colorado 80202, or by calling 1-800-644-8595.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION FOR YOUR FUND.

                    PROPOSAL 2: TO RATIFY AN INTERIM ADVISORY
                  AGREEMENT WITH DENVER INVESTMENT ADVISORS LLC

         Prior to July 1, 2004, Tempest served as investment adviser to each Aristata Fund pursuant to an investment advisory agreement between Tempest and FIT on behalf of each Aristata Fund (each an "Aristata Advisory Agreement"). As a result of the purchase of all Tempest stock by Denver Investment Advisors LLC, Tempest became a wholly owned subsidiary of Denver Investment Advisors LLC on July 1, 2004. It is expected that Tempest will continue the process of consolidating into Denver Investment Advisors LLC during 2004. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), each Aristata Fund's advisory agreement with Tempest terminated automatically upon that stock purchase.

         The FIT Board, including the FIT Independent Trustees, approved an Interim Advisory Agreement for the Aristata Equity Fund, the Aristata Quality Bond Fund, and the Aristata Colorado Quality Tax-Exempt Fund. with Denver Investment Advisors LLC at a meeting held on June 15, 2004. For more information about Denver Investment Advisors LLC, please see "Proposal 1: Investment Management and Performance -- Investment Adviser." Pursuant to the Interim Advisory Agreements, Denver Investment Advisors LLC began serving as investment adviser to the Aristata Funds on July 1, 2004. The Interim Advisory Agreements provide that compensation earned by Denver Investment Advisors LLC thereunder between July 1, 2004 and the Closing Date of the Reorganization will be held in an interest-bearing account. The Interim Advisory Agreements are being proposed for ratification by shareholders of each Aristata Fund. The Interim Advisory Agreements are attached as Exhibit B. The differences between the Interim Advisory Agreement and Aristata Advisory Agreement for each Fund are described below. If shareholders of an Aristata Fund ratify the Interim Advisory
Agreement, the amount held in the escrow account under the Interim Advisory Agreement with respect to that Fund, plus interest, will be paid to Denver Investment Advisors LLC. If shareholders of an Aristata Fund do not ratify the Interim Advisory Agreement, Denver Investment Advisors LLC will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement with respect to that Fund or the total amount in the escrow account, plus interest earned.

Comparison of the Aristata Advisory Agreement and Interim Advisory Agreements

         Investment Advisory Services. Under each Aristata Advisory Agreement, Tempest managed the overall investment operations of the applicable Aristata Fund. Pursuant to each Aristata Advisory Agreement, Tempest was responsible for determining which securities and other assets of the applicable Aristata Fund would be acquired, held, disposed of or loaned, in conformity with the investment objectives, policies and restrictions and the other statements concerning that Aristata Fund in FIT's charter documents and registration statements, the Advisers Act, all other applicable federal and state law and regulations, and the provisions of the Code, applicable to the Fund as a registered investment company. Each Aristata Advisory Agreement provided that Tempest would also cause its officers to attend meetings and furnish certain oral and written reports and place orders for or supervise the purchase and sale of securities for investments of each Aristata Fund.

         Each Aristata Advisory Agreement authorized and directed Tempest, absent instructions from FIT to the contrary, to place Aristata Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. Each Tempest Advisory Agreement also described the circumstances under which Tempest would pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged, as well as Tempest's other brokerage practices with respect to that Aristata Fund.

         Each Interim Advisory Agreement contains provisions substantially similar to the corresponding Aristata Advisory Agreement.

         Expenses. Each Aristata Advisory Agreement provided that Tempest would pay all its own costs and expenses incurred in fulfilling its obligations under the Agreement, and reasonable compensation, fees and related expenses of FIT's officers and Board Members who are interested persons of Tempest. The Interim Advisory Agreements contain substantially similar provisions.

         Compensation. In return for the services provided under each Aristata Advisory Agreement, each Aristata Fund paid Tempest an advisory fee, which was accrued daily and payable monthly on the last day of each month. The advisory fee rates under the Tempest Advisory Agreements are as follows:

                                                                Annual Fee Rate
                                                                ---------------

Aristata Equity Fund                                                0.85%

Aristata Quality Bond Fund                                          0.50%

Aristata Colorado Quality Tax-Exempt Fund                           0.50%

         For information on the advisory fees paid to Tempest with respect to each Fund for the annual period ended October 31, 2002, please see "Proposal 1:
Investment Management and Performance -- Investment Advisory Fees."

         The advisory fee rates under each Interim Advisory Agreement are the same as the rates under the corresponding Aristata Advisory Agreement. Each Interim Advisory Agreement also contains the escrow provisions described above.

         Liability of Investment Adviser. Each Aristata Advisory Agreement provided that Tempest would not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of their respective duties, or by reason of reckless disregard of their respective obligations and duties under the Agreement and except to the extent otherwise provided by law. Each Interim Advisory Agreement contains substantially similar provisions.

         Termination of the Agreements. Each Aristata Advisory Agreement provided that it would terminate automatically in the event of its assignment. Each Aristata Advisory Agreement also provided that it could be terminated without penalty upon sixty (60) days' written notice by either party. Each Aristata Fund could terminate its Aristata Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Aristata Fund or by the Board. Each Interim Advisory Agreement contains substantially similar provisions, except that each Interim Advisory Agreement may be terminated by the Board without penalty upon ten (10) days' written notice to Denver Investment Advisors LLC. In addition, unless terminated sooner, each Interim Advisory Agreement remains in effect until the earlier of November 28, 2004 (which is 150 days from the effective date of the Agreement) or the Closing Date of the Reorganizations.

         If shareholders of a Fund ratify the Interim Advisory Agreement but do not approve the Reorganization for their Fund, Denver Investment Advisors LLC will receive the fees held in escrow but the Interim Advisory Agreement would terminate by its terms on November 28, 2004.

Board Considerations

         In determining whether Denver Investment Advisors LLC should assume management responsibility of the Aristata Funds on an interim basis, the Board requested and reviewed various materials, including materials provided by Denver Investment Advisors LLC. These materials included information regarding Denver Investment Advisors LLC and its respective personnel, operations and financial condition. Denver Investment Advisors LLC also provided its Form ADV filed with the SEC, and information regarding the performance records of mutual funds currently managed by Denver Investment Advisors LLC. The Board met with senior officers of Denver Investment Advisors LLC and its affiliates, and such personnel were available to discuss the operations of Denver Investment Advisors LLC.

         The Board considered a number of factors in reviewing the Interim Advisory Agreements with Denver Investment Advisors LLC, including the similarities between the Aristata Advisory Agreements and the Interim Advisory Agreements, particularly the fact that the advisory fee rates are the same. The Board also considered the nature and quality of the services provided by Denver Investment Advisors LLC to funds already managed by Denver Investment Advisors LLC. In reviewing the quality of services provided to those funds, the Board considered comparative information. The Board reviewed the financial condition and profitability of Denver Investment Advisors LLC and the quality and depth of the Denver Investment Advisors LLC organization in general. The Board considered the fees to be paid to Denver Investment Advisors LLC for investment advisory services. In connection with their review of such fees, the Board noted that the advisory fee rates of the Interim Advisory Agreements are identical to the current rates.

         Based on their review, the Board, including the FIT Independent Trustees, concluded that the proposed advisory fees under the Interim Advisory Agreements are fair and that shareholders should receive reasonable value in return for paying such fees. The Board, including the FIT Independent Trustees, also concluded that the scope and quality of services to be provided under the Interim Advisory Agreements will be at least equivalent to the scope and quality of services provided under the Aristata Advisory Agreements and that the differences between the Interim Advisory Agreements and the Aristata Advisory Agreements are immaterial.

         BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFYING THE INTERIM ADVISORY AGREEMENT FOR THEIR FUND.


                                 VOTING MATTERS

General Information

         This solicitation is being made primarily by the mailing of this Proxy Statement/Prospectus and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Denver Investment Advisors LLC. The cost of preparing, printing and mailing the Proxy Statement/Prospectus, and all other costs incurred in connection with the solicitation of proxies will be paid by Denver Investment Advisors LLC. The total cost of such services is estimated to be $5,000. Denver Investment Advisors LLC also will reimburse brokerage firms and other financial intermediaries for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares.

         FIT may arrange to have proxies authorized by telephone. If FIT solicits proxies by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize voting in accordance with their instructions and to confirm that their instructions have been properly recorded. Telephonic proxies may be revoked in the same manner as proxies submitted by mail may be revoked.

Voting Rights, Required Vote, and Revocation Procedures

         Shareholders of each Aristata Fund are entitled to one vote for each full share held and to fractional votes for fractional shares held on the Record Date. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to FIT a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

         For each Aristata Fund, one-third of the outstanding shares of each Fund entitled to vote, present in person or by proxy, constitutes a quorum.

         For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "nonvotes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are encouraged to forward their voting instructions promptly. Abstentions and broker nonvotes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 1 and 2.

         For each Aristata Fund, Proposal 1, approval of the Reorganization, requires the affirmative vote with respect to any Fund of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meeting if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy or (2) more than 50% of the shares of the Fund outstanding on the Record Date.

         For Proposal 2, ratification of the Interim Advisory Agreement with Denver Investment Advisors LLC, requires the affirmative vote with respect to any Fund of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meeting if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy or (2) more than 50% of the shares of the Fund outstanding on the Record Date.

         Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or, if no specification is made, the shares will be voted "FOR" the approval of each proposal. It is not anticipated that any other matters will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

         If sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by the time scheduled for a Meeting, the holders of shares present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting by the affirmative vote of a majority of votes cast on the matter. The persons named as proxies will vote in favor of such adjournment if they determine that each adjournment and additional solicitation are reasonable and in the interests of shareholders. Abstentions and broker non-votes will have no effect on the matter of adjournment. Any business that might have been transacted at a Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by either FIT or Denver Investment Advisors LLC, as described in "Information Relating to the Reorganizations - Costs of Regorganizations" above.



                       RECORD DATE AND OUTSTANDING SHARES

         Only shareholders of record of the Aristata Funds at the close of business on October 13, 2004 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, the following number of shares were outstanding and entitled to vote:

Name of Fund                                  Total Number of Shares Outstanding
------------                                  ----------------------------------
Aristata Equity Fund                                     4,427,081.9594
Aristata Quality Bond Fund                               1,157,564.5312
Aristata Colorado Quality Tax-Exempt Fund                1,053,700.3892


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Westcore Funds. The Trustees and officers of the Trust, as a group, owned 1.73% of the outstanding shares of the Westcore Blue Chip Fund and 7.20% of the outstanding shares of the Westcore Colorado Tax-Exempt Fund as of October 13, 2004. The Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Westcore Plus Bond Fund.

         As of October 13, 2004 the following shareholders owned more than 5% or more of the outstanding shares of the following Westcore Funds. In addition, any shareholder listed below owning 25% or more of the outstanding shares of a Fund may, for certain purposes, be deemed to control that Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

WESTCORE BLUE CHIP FUND

Name and Address of Shareholder        % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------        --------------       -------------         -------------        -----------------
Colorado Business Bank                 51.61%               1,437,921.952         $16,564,860.89       Record Only
Private Asset Management Division
821 17th Street, Suite 100
Denver, CO  80202-3007

Denver Typo Union                      15.49%               431,608.000           $4,972,124.16        Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Name and Address of Shareholder        % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------        --------------       -------------         -------------        -----------------
Rocky Mountain News Guild              14.55%               405,446.000           $4,670,737.92        Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Denver Mailers Union                   12.10%               337,080.000           $3,883,161.60        Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Wells Fargo Bank MN NA                 12.07%               336,353.788           $3,874,795.64        Record Only
FBO RPS Westcore Blue Chip
P.O. Box 1533
Minneapolis, MN 55480-1533

Christian Labor Assoc. PEN FD          9.32%                259,784.704           $2,992,719.79        Record & Beneficial
412 Lakeland Dr. NE
P.O. Box 738 Willmar, MN 56201-0738

Charles Schwab & Co. Inc.              9.06%                252,291.81            $2,906,401.65        Record Only
Special Account for the Exclusive
Benefit of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

Denver News Press                      7.56%                210,519.000           $2,425,178.88        Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

                                       42

WESTCORE PLUS BOND FUND

Name and Address of Shareholder        % of Fund Held        Share Balance        Asset Balance        Type of Ownership
-------------------------------        --------------        -------------        -------------        -----------------
Colorado Business Bank                 23.67%                2,722,428.52         $29,701,695.15       Record Only
Private Asset Management Division
821 17th Street, Suite 100
Denver, CO  80202-3007

Charles Schwab & Co. Inc.              21.67%                2,492,148.293        $27,189,337.88       Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

Rocky Mountain News Guild              7.75%                 891,161.000          $9,722,566.51        Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Denver Typo Union                      6.65%                 764,678.000          $8,342,636.98        Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Denver Mailers Union                   5.18%                 595,352.000          $6,495,290.32        Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Christian Labor Assoc. PEN FD          5.12%                 588,299.804          $6,418,350.86        Record & Beneficial
412 Lakeland Dr. NE
P.O. Box 738
Willmar, MN 56201-0738

WESTCORE COLORADO TAX-EXEMPT FUND

Name and Address of Shareholder        % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------        --------------       -------------         -------------        -----------------
Charles Schwab & Co. Inc.              61.47%               2,717,673.727         $31,171,717.65       Record Only
Special Account For The Exclusive
Benefits Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

Kenneth V. Penland                     6.12%                270,709.411           $3,105,036.94        Beneficial Only
1510 E. 10th Ave. PH
Denver, CO  80218-3139                 0.86%                38,213.858            $438,312.95          Record & Beneficial

Name and Address of Shareholder        % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------        --------------       -------------         -------------        -----------------
Janet E. Penland                       6.12%                270,709.411           $3,105,036.94        Record & Beneficial
1510 E. 10th Ave. PH
Denver, CO 80218-3139


    - All above-listed shares of the Westcore Blue Chip Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Bond Fund, were owned of record by the owners named above, except to the Trust's knowledge where also owned beneficially as indicated above.

Insofar as the management of the Fund is aware, as of October 13, 2004, no person owned, beneficially or of record, more than 25% of the outstanding shares of a Fund, except for (1) Charles Schwab & Co., Inc., in Westcore Colorado Tax-Exempt Fund; and (2) Colorado Business Bank in Westcore Blue Chip Fund. Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it. Each of these persons is believed to hold its shares of the Funds as nominee for the benefit of its clients.

         Aristata Funds. As of the Record Date, the officers and trustees of FIT as a group beneficially owned less than 1% of the outstanding shares of each Aristata Fund. As of the Record Date, to the best of the knowledge of FIT, the following persons owned of record or beneficially 5% or more of the outstanding shares of the following Aristata Funds:

                                                                        Percentage        Type of
Name and Address                                       Fund             Ownership        Ownership
----------------                                       ----             ---------        ---------
Tempest Investment Counselors, Inc.                   Equity               17.16%          Common
Pension and Profit Sharing Plan
1125 17th Street, 26th Floor
Denver, CO 80202

John B. Chafee IRA Rollover                           Equity                6.37%          Common
460 Glencoe Street
Denver, CO  80220

Tempest Investment Counselors, Inc                 Quality Bond            20.98%          Common
Pension and Profit Sharing Plan
1125 Broadway, 26th Floor
Denver, CO 80202

John B. Chafee IRA Rollover                        Quality Bond            10.00%          Common
460 Glencoe Street
Denver, CO  80220

DLJ Securities Corp.                               Quality Bond             9.82%          Common
One Pershing Plaza, 7th Floor
Jersey City, NJ  07399

Bonnie McNaughton Living Trust                   Colorado Quality           9.31%          Common
817 7th Street                                      Tax-Exempt
Devils Lake, ND  58301

                                                                        Percentage        Type of
Name and Address                                       Fund             Ownership        Ownership
----------------                                       ----             ---------        ---------
Elwood M. Kullgren Rev. Trust                    Colorado Quality           9.06%          Common
Colorado State Bank & Trust                        Tax-Exempt
Attn: Harry Yosten
1600 Broadway
Denver, CO 80202

Whitaker Investments LLLP                        Colorado Quality           7.32%          Common
3385 S Clayton Blvd                                 Tax-Exempt
Englewood, CO 80113

George P. Tempest                                Colorado Quality           6.78%          Common
4476 County Road 100                                Tax-Exempt
Carbondale, CO  81623

Ruth A. Hopfenbeck                               Colorado Quality           5.49%          Common
450 Race Street                                     Tax-Exempt
Denver, CO  80206

Jane P. Whitaker Marital Trust                   Colorado Quality           5.43%          Common
3385 S Clayton Blvd                                 Tax-Exempt
Englewood, CO 80113


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for the Aristata Funds, as well as the other series of FIT. Deloitte & Touche LLP has been engaged to audit the financial statements for the Aristata Funds and has provided other non-audit and tax-related services to FIT. In accordance with Independence Standards Board Standard No. 1, Deloitte & Touche LLP has confirmed to the Audit Committee of the Board that they are independent with respect to FIT. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.

         The FIT Audit Committee has considered whether the provision of the non-audit services below is compatible with maintaining Deloitte & Touche LLP's independence. All of the services performed by FIT's independent auditors, including audit related and non-audit related services, were pre-approved by the Audit Committee. Of the time expended by the Fund's principal accountant to audit the Fund's financial statements for the calendar year ended April 30, 2004, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

Fund Related Fees

         Audit Fees. For the FIT fiscal years ended April 30, 2004 and April 30, 2003, the aggregate fees billed for professional services rendered by the principal accountant for the audit of all of FIT's annual financial statements, including those relating to the Aristata Funds, were $64,000 and $55,300, respectively.

         Audit-Related Fees. For the FIT fiscal years ended April 30, 2004 and April 30, 2003, the aggregate fees billed for professional services rendered by the principal accountant for the 17f-2 audit of all of FIT's annual financial statements, including those relating to the Aristata Funds, were $14,400 and $4,000, respectively.

         Tax Fees. For the FIT fiscal years ended April 30, 2004 and April 30, 2003, aggregate fees of $14,000 and $28,200, respectively, were billed for professional services rendered by the principal accountant for all of FIT's tax requirements, including those relating to the Aristata Funds, for tax compliance, tax advice, and tax planning. The fiscal year 2004 and 2003 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

         All Other Fees. For the FIT fiscal years ended April 30, 2004 and April 30, 2003, no fees were billed to Registrant by the principal accountant for services other than the services reported above.

Non-Fund Related Fees

         For the FIT fiscal  years ended  April 30,  2004,  and April 30,  2003,
Deloitte & Touche LLP did not render any non-audit services to Tempest, or to any entity controlling, controlled by or under common control with Tempest.

                              SHAREHOLDER PROPOSALS

         FIT is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the FIT's governing documents.

         Pursuant to rules adopted by the SEC, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of FIT certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by FIT a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202.


                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Aristata Funds in writing
at  1625  Broadway,   Suite  2200,   Denver,   Colorado  80202,  or  by  calling
1-800-644-8595.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE USING THE METHODS DESCRIBED ON THE ENCLOSED PROXY CARD.



                                              By Order of the Board of Trustees,


                                              /s/ ERIN DOUGLAS
                                              ----------------------------------
                                              Erin Douglas,
                                              Secretary

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 20th day of September, 2004, by and among Westcore Trust, a Massachusetts business trust (the "Acquiring Trust"), with respect to Westcore Blue Chip Fund, Westcore Plus Bond Fund, and Westcore Colorado Tax-Exempt Fund, each a separate series of the Acquiring Trust (each an "Acquiring Fund" and, collectively, the "Acquiring Funds") and Financial Investors Trust, a Delaware statutory trust (the "Selling Trust"), with respect to Aristata Equity Fund, Aristata Quality Bond Fund, and Aristata Colorado Quality Tax-Exempt Fund, each a separate series of the Selling Trust (each, a "Selling Fund" and, collectively, the "Selling Funds"); and Denver Investment Advisors LLC ("DIA"), the investment adviser to the Acquiring Funds (for purposes of paragraph 9.1 of the Agreement only). The principal place of business of each Acquiring Trust entity is 1625 Broadway, Suite 2200, Denver, Colorado 80202. The principal place of business of each Selling Trust entity is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

         This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of each Selling Fund in exchange for shares of beneficial interest, of its corresponding Acquiring Fund ("Acquiring Fund Shares") as set forth on Schedule A attached hereto; (ii) the assumption by each Acquiring Fund of all of the liabilities of its corresponding Selling Fund; and
(iii) the distribution, after the Closing Date(s) hereinafter referred to, of each Acquiring Fund Shares to the shareholders of each Selling Fund and the termination, dissolution and complete liquidation of each Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each a "Reorganization").

         WHEREAS, each Acquiring Fund is a separate series of the Acquiring Trust, and each Selling Fund is a separate series of the Selling Trust; and the Acquiring Trust and the Selling Trust are open-end, registered management investment companies; and each Selling Fund owns securities that generally are assets of the character in which its corresponding Acquiring Fund is permitted to invest;

         WHEREAS, each Acquiring Fund is authorized to issue its shares of beneficial interest;

         WHEREAS, the trustees of the Acquiring Trust have determined that the Reorganization, with respect to each Acquiring Fund, is in the best interests of such Acquiring Fund and that the interests of the existing shareholders of such Acquiring Fund will not be diluted as a result of the Reorganization;

         WHEREAS, the trustees of the Selling Trust have determined that the Reorganization, with respect to each Selling Fund, is in the best interests of such Selling Fund and that the interests of the existing shareholders of such Selling Fund will not be diluted as a result of the Reorganization;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I
             TRANSFER OF ASSETS OF THE SELLING FUNDS IN EXCHANGE FOR
           ACQUIRING FUND SHARES AND THE ASSUMPTION OF SELLING FUNDS'
                LIABILITIES AND LIQUIDATION OF THE SELLING FUNDS

         1.1 The Exchange. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to its corresponding Acquiring Fund set forth on Schedule A. In exchange, each Acquiring Fund agrees: (i) to deliver to its corresponding Selling Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's assets net of any liabilities of the Selling Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all of the liabilities of the Selling Fund. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

         1.2 Assets to be Acquired. The assets of each Selling Fund to be acquired by an Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of such Selling Fund on its respective Closing Date.

         Each Selling Fund has provided its corresponding Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date of such statements. Each Selling Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

         Each Selling Fund will, within a reasonable period of time before the Closing Date, furnish its corresponding Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. Each Acquiring Fund will, within a reasonable time before the Closing Date, furnish its corresponding Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. If requested by its corresponding Acquiring Fund, the Selling Fund will dispose of securities on the Acquiring Fund's list before its Closing Date. In addition, if it is determined that the portfolios of a Selling Fund and its Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of its Closing Date.

         Notwithstanding the foregoing, nothing herein will require a Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Selling Fund.

         1.3 Liabilities to be Assumed. Each Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before its respective Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by its corresponding Acquiring Fund, which assumed liabilities shall include all of the Selling Fund's liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date and whether or not specifically referred to in this Agreement.

         1.4 State Filings. Prior to each Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of each respective Closing Date.

         1.5 Liquidation and Distribution. On or as soon after its Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) each Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the "Selling Fund Shareholders"), all of the corresponding Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The Acquiring Funds shall assume the share records received from the Selling Funds are valid, current and accurate and that such transfers to shareholders are valid, proper and correct. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

         1.6 Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund's transfer agent. Shares of each Acquiring Fund will be issued simultaneously to its corresponding Selling Fund, in an amount equal in value to the aggregate net asset value of the Selling Fund's shares, to be distributed to the Selling Fund Shareholders.

         1.7 Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the corresponding Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.8 Reporting Responsibility. Any reporting responsibility of each Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund.

         1.9 Termination and Dissolution. Each Selling Fund shall be terminated and dissolved promptly following its respective Closing Date and the making of all distributions pursuant to paragraph 1.5.

         1.10 Books and Records. All books and records of each Selling Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, shall be available to the corresponding Acquiring Fund from and after the date of this Agreement and shall be turned over to the Acquiring Fund as soon as practicable following its respective Closing Date.

         1.11 Relationship of Transactions. Subject to the conditions set forth in this Agreement, the failure of one of the Selling Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to any other Selling Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms "Acquiring Fund" and "Selling Fund" as meaning only those series of the Acquiring Trust and the Selling Trust which are involved in the Reorganization as of the Closing Date(s).

                                   ARTICLE II
                                    VALUATION

         2.1 Valuation of Assets. The value of a Selling Fund's assets to be acquired by its corresponding Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately prior to each Closing Date (such time and date being hereinafter called a "Valuation Date"), after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the trust instrument of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2  Valuation  of Shares.  The net asset value per share of  Acquiring
Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the trust instrument of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.3 Shares to be Issued. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the corresponding Selling Fund's assets shall be determined by dividing the value of the assets of the Selling Fund determined in accordance with paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

         2.4 Determination of Value. All computations of value shall be made by or under the direction of each Selling or Acquiring Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act.

                                  ARTICLE III
                           CLOSINGS AND CLOSING DATES

         3.1 Closing Dates. The Closing shall occur on November 22, 2004, or such other date(s) as the parties may agree to in writing (each a "Closing Date" and collectively, the "Closing Dates"). Unless otherwise provided, all acts taking place at the Closing(s) shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date. The Closing shall be held at the offices of Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, or at such other time and/or place as the parties may agree.

         3.2 Custodian's Certificate. Each Selling Fund shall cause its Custodian, Fifth Third Bank (the "Custodian"), to deliver at the Closing(s) a certificate of an authorized officer stating that: (a) each Selling Fund's portfolio securities, cash and any other assets have been delivered in proper form to its corresponding Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.

         3.3 Effect of Suspension in Trading. In the event that, on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of an Acquiring Fund or a Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquiring Fund or a Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

         3.4 Transfer Agent's Certificate. Each Selling Fund shall cause its transfer agent, ALPS Mutual Fund Services, Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders as of the applicable Closing Date, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall issue and deliver or cause ALPS Mutual Fund Services, Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Dates to the Secretary of the Selling Trust, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing(s), each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         4.1 Representations of the Selling Funds. The Selling Trust, on behalf of each Selling Fund, represents and warrants to the Acquiring Trust, on behalf of each corresponding Acquiring Fund, as follows:

                  (a) The Selling Fund is a legally designated, separate series of a statutory trust that is duly organized, validly existing and in good standing under laws of the State of Delaware.

                  (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of its trust instrument or bylaws, or its articles of incorporation or bylaws, as applicable, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before its applicable Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.2 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (g) The financial statements included in the Annual Report of the Selling Fund as of April 30, 2004 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the

         Acquiring Funds) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

                  (h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) All federal and other tax returns and reports of the Selling Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and nonassessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

                  (k) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets and the filing of any documents that may be required under Delaware or Massachusetts state law, as applicable, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act and other than as disclosed to and accepted by the Acquiring Fund.

                  (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

                  (m) The  information  to be  furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                  (n) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on each Closing Date, any written information furnished by the Selling Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Selling Fund has elected to qualify and has qualified as a regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

                  (p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware state law, as applicable, for the execution of this Agreement by the Selling Trust on behalf of each Selling Fund, except for the effectiveness of the Registration Statement and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

         4.2 Representations of the Acquiring Funds. The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants to the Selling Trust on behalf of each corresponding Selling Fund, as follows:

                  (a) The Acquiring Fund is a legally designated, separate series of a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

                  (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not result in, a violation of, the Acquiring Trust's trust instrument or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

                  (f) The financial statements included in the Annual Report of the Acquiring Fund as of May 31, 2004 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

                  (g) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed. All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

                  (j) The execution,  delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

                  (k) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares and will be fully paid and nonassessable.

                  (l) The  information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                  (m) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on each Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                  (n) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year, has been a RIC under the Code at all times since the end of its first taxable year when it so qualified, and qualifies and shall continue to qualify as a RIC under the Code indefinitely.

                  (o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and the filing of any documents that may be required under Massachusetts law and such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

                  (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V
             COVENANTS OF EACH ACQUIRING FUND AND EACH SELLING FUND

         5.1 Operation in Ordinary Course. Subject to paragraph 8.5, each Acquiring Fund and each Selling Fund will operate its business in the ordinary course between the date of this Agreement and the respective Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         5.2 Approval of Shareholders. The Selling Trust will call a special meeting of shareholders of each Selling Fund to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

         5.3 Investment Representation. Each Selling Fund covenants that the corresponding Acquiring Fund Shares to be issued to such Selling Fund pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

         5.4 Access to Books and Records. Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to each Selling Fund's books and records necessary to maintain current knowledge of such Selling Fund and to ensure that the representations and warranties made by such Selling Fund are accurate.

         5.5 Additional Information. Each Selling Fund will assist its corresponding Acquiring Fund in obtaining such information as such Acquiring Fund reasonably requests concerning the beneficial ownership of such Selling Fund's shares.

         5.6 Further Action. Subject to the provisions of this Agreement, each Acquiring Fund and its corresponding Selling Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the applicable Closing Date. In particular, each Selling Fund covenants that it will, as and when reasonably requested by its corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as such Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm such Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

         5.7 Statement of Earnings and Profits. As promptly as practicable, but in any case within sixty (60) days after the applicable Closing Date, each Selling Fund shall furnish its corresponding Acquiring Fund, in such form as is reasonably satisfactory to such Acquiring Fund, a statement of the earnings and profits of such Selling Fund for federal income tax purposes that will be carried over by such Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

         5.8 Preparation of Registration Statement and Proxy Statement. The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 (the "Registration Statement") relating to the Acquiring Fund Shares to be issued to shareholders of each Acquiring Fund's corresponding Selling Fund. The Registration Statement shall include a proxy statement of each Selling Fund and a prospectus of each corresponding Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of each Selling Fund contained in the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting(s) of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

                                   ARTICLE VI
             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of each Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by its corresponding Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the applicable Closing Date and, in addition, subject to the following conditions:

         6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to its corresponding Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Trust is a business trust validly existing under the laws of the Commonwealth of Massachusetts.

                  (b) To such counsel's knowledge, based solely on the notice of effectiveness of the Acquiring Trust's registration statement and an oral confirmation of no stop order provided by the SEC on the Closing Date, the Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Trust, on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and nonassessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

                  (e) The Registration Statement has been declared effective by the Commission, and to such counsel's knowledge no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling Funds under the federal laws of the United States or the laws of the States of Delaware and Massachusetts for the exchange of the Selling Funds' assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

                  (f) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust's trust instrument or bylaws.

                  (g) To such counsel's knowledge, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund.

                                  ARTICLE VII
            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by each corresponding Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the applicable Closing Date and, in addition, shall be subject to the following conditions:

         7.1 All representations, covenants and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Selling Fund shall have delivered to its corresponding Acquiring Fund on such Closing Date a certificate executed in the Selling Fund's name by the Selling Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2  The  Selling  Fund  shall  have  delivered  to  its  corresponding
Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Trust.

         7.3 The Acquiring Fund shall have received on the applicable Closing Date an opinion of Davis Graham & Stubbs LLP, dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

                  (a) The Selling Trust is a statutory trust validly existing under the laws of the State of Delaware.

                  (b) To such counsel's knowledge, based solely on the notice of effectiveness of the Acquiring Trust's registration statement and an oral confirmation of no stop order provided by the SEC on the Closing Date, the Selling Trust is registered as an investment company under the 1940 Act and such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This  Agreement  has been duly  authorized,  executed  and delivered by the Selling Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Funds under the federal laws of the United States or the laws of Delaware and Massachusetts for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

                  (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Trust's trust instrument, articles of incorporation or bylaws, as applicable (assuming shareholder approval has been obtained).

                  (f) To such counsel's knowledge, the Selling Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Selling Funds.

                                  ARTICLE VIII
                   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS
                     OF EACH ACQUIRING FUND AND SELLING FUND

         If any of the conditions set forth below do not exist on or before the applicable Closing Date with respect to each Selling Fund or its corresponding Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein, with respect to each Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of each Selling Fund in accordance with the provisions of the applicable trust instrument and bylaws, applicable Delaware law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the corresponding Acquiring Fund. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On each Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or a Selling Fund, provided that either party hereto may waive any such conditions for itself.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Acquiring Trust and the Selling Trust shall each have taken all necessary steps to enable the Acquiring Funds and Selling Funds, respectively, to have accomplished the following:

                  (a) In connection with the Westcore Blue Chip Fund's acquisition of the Aristata Equity Fund, it is the intention of the parties that the percentage of the total net assets of each Fund that is represented by unrealized capital gains net of unrealized capital losses and of capital loss carryforwards ("Net Unrealized Capital Gains") shall be substantially equal. If, at the close of the day during which the Aristata Equity Fund shareholders approve the Agreement, the percentage of the Net Unrealized Capital Gains of either Fund is greater than the percentage of the other Fund, and such excess represents $0.01 or more per share of the net asset value of the Westcore Blue Chip Fund on that date, the Fund with the greater percentage of Net Unrealized Capital Gains shall effect transactions which would bring the difference to an amount less than $0.01 per Westcore Blue Chip Fund share. The Fund that is required to reduce its Net Unrealized Capital Gains may effect such transactions on any day prior to the Closing Date and the desired equalization shall be deemed to have been obtained if, at the close on the last business day that such a transaction is effected, the difference in the percentage of Net Unrealized Capital Gains in the portfolios of the two subject Funds has been reduced to an amount less than the equivalent of $0.01 per share of the Westcore Blue Chip Fund. The calculation of per share Net Unrealized Capital Gains, as well as the difference between such per share amounts, shall be determined to hundredths of a cent, and if the difference is equal to or less than $.0099 per share of the Westcore Blue Chip Fund, the desired equalization shall be deemed to have been achieved.

                  (b) Each Selling Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on or before the applicable Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deduction disallowed under Sections 265 and 171(a)(2) of the Code for all taxable years ending on or before such Closing Date and all of its net capital gains realized in all taxable periods ending on or before such Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have received an opinion of Davis Graham & Stubbs LLP addressed to each Acquiring Fund and its corresponding Selling Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

                  (a) the transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund (followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund) will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

                  (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund;

                  (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund;

                  (d) no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for Acquiring Fund Shares in the Reorganization;

                  (e) the aggregate tax basis of Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided the Selling Fund shares are held as capital assets at the time of the Reorganization; and

                  (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Such opinion shall be based on customary assumptions and such representations as Davis Graham & Stubbs LLP may reasonably request, and each Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Selling Fund may waive the condition set forth in this paragraph 8.6.

ARTICLE IX
                                    EXPENSES

         9.1 DIA will pay reasonable expenses associated with the Acquiring Funds' participation in the Reorganization (or in attempting to effect the Reorganization with one or more of the Selling Funds but being unable to do so due to lack of approval by the shareholders of such Selling Fund or Selling Funds), including but not limited to: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund (including fees of counsel to, and independent consultants retained by, the independent trustees); (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. To the extent that the Closing occurs, DIA will pay reasonable expenses associated with the Selling Funds' participation in the Reorganization, including but not limited to the expenses of the types listed above and fees payable to the Selling Trust's independent trustees for participation in any special meetings related to the Reorganizations. Otherwise, each Selling Fund will be responsible for paying its own expenses. Brokerage costs payable by any Selling Fund in connection with the realignment of its portfolio pursuant to paragraph 1.2 hereof are payable by the applicable Selling Fund.

         9.2 The Acquiring Trust, on behalf of the Acquiring Funds, and the Selling Trust, on behalf of the Selling Funds, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein.

                                   ARTICLE X
                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Trust, on behalf of each Acquiring Fund, and the Selling Trust, on behalf of each Selling Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after each Closing Date and the obligations of each of the Acquiring Funds in paragraph 5.6 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI
                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust as to an Acquiring Fund and the Selling Trust as to a Selling Fund. In addition, either the Acquiring Trust or the Selling Trust may at their option terminate this Agreement with respect to a Reorganization at or before the applicable Closing Date due to:

                  (a) a breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either an Acquiring Fund, a Selling Fund, the Acquiring Trust or Selling Trust, or their respective trustees or officers, to the other party or its trustees or officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                  ARTICLE XII
                                   AMENDMENTS

         12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective trustees; provided, however, that, following the meeting of the Selling Fund Shareholders called by a Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII
               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Acquiring Trust or any Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the trust instrument of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Funds shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the applicable Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust on behalf of each Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Acquiring Fund as provided in the Acquiring Trust's trust instrument.

         13.6 It is expressly agreed that the obligations of the Selling Trust or any Selling Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the property of the Selling Fund, as provided in the applicable trust instrument of the Selling Trust. Moreover, no series of the Selling Trust other than the Selling Funds shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the applicable Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Selling Trust on behalf of each Selling Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Selling Fund as provided in the Selling Trust's applicable trust instrument.

                                  ARTICLE XIV
                                     NOTICES

         14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202,
Attention: Secretary, or to the Acquiring Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202, Attention: Secretary, or to any other address that the Acquiring Trust or the Selling Trust shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                            WESTCORE TRUST


                                            By:     /s/ JEFFREY D. ADAMS
                                                --------------------------------
                                                 Name:  Jeffrey D. Adams
                                                        ------------------------
                                                 Title: President
                                                        ------------------------

ACKNOWLEDGED:

By:     /s/ JASPER R. FRONTZ
    -----------------------------
     Name:  Jasper R. Frontz
            ---------------------
     Title: Treasurer
            ---------------------


                                            FINANCIAL INVESTORS TRUST



                                            By:    /s/  JEREMY MAY
                                                --------------------------------
                                                 Name:  Jeremy May
                                                        ------------------------
                                                 Title: Treasurer
                                                        ------------------------

ACKNOWLEDGED:

By:    /s/  ERIN DOUGLAS
    -----------------------------
     Name:  Erin Douglas
            ---------------------
     Title: Secretary
            ---------------------


                                            The  Undersigned  is a party to this
                                            Agreement   for  the   purposes   of
                                            paragraph 9.1 only:

                                            DENVER INVESTMENT ADVISORS LLC




                                            By:     /s/ JEFFREY D. ADAMS
                                                --------------------------------
                                                 Name:  Jeffrey D. Adams
                                                        ------------------------
                                                 Title: Executive Manager
                                                        ------------------------

ACKNOWLEDGED:

By:     /s/ JASPER R. FRONTZ
    -----------------------------
     Name:  Jasper R. Frontz
            ---------------------
     Title: Vice President
            ---------------------

                                   SCHEDULE A
                   TO THE AGREEMENT AND PLAN OF REORGANIZATION

                          SUMMARY OF THE REORGANIZATION
             (shareholders of each Selling Fund will receive shares
                   of the Acquiring Fund as designated below)


SELLING FUND                                   ACQUIRING FUND
------------                                   --------------

Aristata Equity Fund                           Westcore Blue Chip Fund
Aristata Quality Bond Fund                     Westcore Plus Bond Fund
Aristata Colorado Quality Tax-Exempt Fund      Westcore Colorado Tax-Exempt Fund

                                    EXHIBIT B

                           INTERIM ADVISORY AGREEMENTS

                           INTERIM ADVISORY AGREEMENT

                              ARISTATA EQUITY FUND
                     (a Series of Financial Investors Trust)

         THIS INTERIM ADVISORY AGREEMENT (the "Agreement") is made this as of the 1st day of July, 2004, between DENVER INVESTMENT ADVISORS LLC, a Colorado limited liability company ("DIA"), and FINANCIAL INVESTORS TRUST, a Delaware business trust (the "Trust"), with respect to the ARISTATA EQUITY FUND, a series of the Trust (the "Fund").

                                    Recitals

         A. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

         B. The Trust is authorized to create separate series of shares, each with its own separate investment portfolio, one of such series created by the Trust being the Fund.

         C. The Trust and DIA deem it mutually advantageous that DIA should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

                                    Agreement

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Appointment. The Trust hereby appoints DIA as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. DIA hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

                  2.  Investment   Advisory   Functions.   In  its  capacity  as
investment adviser to the Fund, DIA shall have the following duties and responsibilities:

                  (a) To manage the investment operations of the Fund and the composition of its investment portfolio, and to determine without prior consultation with the Trust, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws, and registration statements under the 1940 Act and the 1933 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the rules thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company;

                  (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trustees may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of DIA, and the investment considerations which have given rise to those decisions;

                  (c) To place orders for the purchase and sale of securities for investments of the Fund and for other related transactions; to give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Fund, and advise the Trust on the same day such instructions are given; to submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested; on behalf of the Fund, to exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as to the manner in which such rights should be exercised;

                  (d) To maintain all books and records required to be maintained by DIA pursuant to the 1940 Act and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees with such periodic and special reports as the Trustees reasonably may request. DIA agrees that all records which it maintains for the Fund are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act any records which it maintains for the Fund and which are required to be maintained under the 1940 Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust; and

                  (e) At such times as shall be reasonably requested by the Trustees, to provide the Trustees with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to
                           Section 15(c) of the 1940 Act, and make available to the Trustees any economic, statistical and investment services normally available to similar investment company clients of DIA.

                  3. Further Obligations. In all matters relating to the performance of this Agreement, DIA shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide DIA with copies of the Trust's Trust Instrument, bylaws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

                  4. Obligations of Trust. The Trust shall fulfill or cause its agents to fulfill the following obligations under this Agreement:

                  (a) To keep DIA continuously and fully informed as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

                  (b) To furnish DIA with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

                  (c)      To  furnish  DIA  with  any  further   materials   or
                           information  which  DIA  may  reasonably  request  to
                           enable it to perform its function under this Agreement; and

                  (d) To compensate DIA for its services in accordance with the provisions of Section 5 hereof.

                  5. Compensation. The Trust shall pay to DIA for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.85% of the average daily net asset value of the Fund. This fee shall be computed and accrued daily and payable monthly on the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

                  6. Expenses.

                  (a) Expenses Paid by the Trust. The Trust assumes and shall pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by DIA hereunder or otherwise, including, but not limited to, any compensation, fees or reimbursements which the Trust pays to its Trustees who are not interested persons of DIA; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent and other service providers; legal, accounting, audit and printing expenses; administrative, clerical, record keeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

                  (b) Expenses Paid by DIA. DIA shall pay all its own costs and expenses incurred in rendering the services required under this Agreement. In addition to such costs and expenses, DIA shall incur and pay reasonable compensation, fees and related expenses of any of the Trust's officers or Trustees who are interested persons of DIA.

                  7. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Absent instructions from the Trust to the contrary, DIA is authorized and directed to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that DIA may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if DIA determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of DIA. DIA is also authorized to consider sales of Fund shares as a factor in selecting broker-dealers to execute Fund portfolio transactions. In placing portfolio business with such broker-dealers, DIA shall seek the best execution of each transaction. Notwithstanding the foregoing, the Trustees of the Trust may establish policies or guidelines to be followed by DIA in placing portfolio transactions for the Trust pursuant to the foregoing provisions. DIA shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of DIA. Whenever DIA simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of DIA, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by DIA to be fair and equitable to each client. The Trust recognizes that in some cases, this procedure may adversely affect the results obtained for the Fund.


                  8. Termination. This Agreement may be terminated by the Trust's Board of Trustees or a majority of the Fund's outstanding voting securities, at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to DIA.

                  9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

                  10. Term. This Agreement shall continue in effect for 150 days from the above written date.

                  11. Escrow of Fees

                  (a) Compensation earned under the contract will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

                  (b) If a majority of the Fund's outstanding security voting securities approve a contract with DIA by the end of the 150-day period, the amount in the escrow account (including the interest earned) will be paid to DIA; and

                  (c) If a majority of the Fund's outstanding voting securities do not approve a contract with DIA, DIA will be paid, out of the escrow account, the lesser of:

                           (1)      Any costs incurred in performing the interim
                                    contract  (plus  interest   earned  on  that
                                    amount while in escrow); or

                           (2) The total amount in the escrowed account (plus interest earned).


                  12. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (1) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund or DIA and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

                  13. Allocation of Expenses. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and any other series of the Trust.

                  14. Limitation on Personal Liability. NOTICE IS HEREBY GIVEN that the Trust is a business trust organized under the Delaware Business Trust Act pursuant to a Certificate of Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

                  15. Limitation of Liability of DIA. DIA shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law.

                  16. Activities of DIA. The services of DIA to the Trust hereunder are not intended to be exclusive, and DIA and its affiliates are free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of DIA to engage in any other business Or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. It is understood that trustees, officers and shareholders of the Trust are or may become interested in DIA as directors, officers and shareholders of DIA, that directors, officers, employees and shareholders of DIA are or may become similarly interested in the Trust, and that DIA may become interested in the Trust as a shareholder or otherwise.

                  17. Certain Definitions. The terms "vote of a majority of the outstanding voting securities", "assignment", "approved at least annually" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

                  18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  19. Miscellaneous. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                          DENVER INVESTMENT ADVISORS LLC,
                          a Colorado limited liability company



                                By:       /s/ JEFFREY D. ADAMS
                                       -----------------------------------------
                                       Name:  Jeffrey D. Adams
                                       Title: Executive Manager


                          FINANCIAL INVESTORS TRUST, with respect to the Aristata Equity Fund


                                By:       /s/ JEREMY MAY
                                       -----------------------------------------
                                       Name:  Jeremy May
                                       Title: Treasurer

                           INTERIM ADVISORY AGREEMENT

                           ARISTATA QUALITY BOND FUND
                     (a Series of Financial Investors Trust)

         THIS INTERIM ADVISORY AGREEMENT (the "Agreement") is made this as of the 1st day of July, 2004, between DENVER INVESTMENT ADVISORS LLC, a Colorado limited liability company ("DIA"), and FINANCIAL INVESTORS TRUST, a Delaware business trust (the "Trust"), with respect to the ARISTATA QUALITY BOND FUND, a series of the Trust (the "Fund").

                                    Recitals

         A. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

         B. The Trust is authorized to create separate series of shares, each with its own separate investment portfolio, one of such series created by the Trust being the Fund.

         C. The Trust and DIA deem it mutually advantageous that DIA should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

                                    Agreement

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Appointment. The Trust hereby appoints DIA as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. DIA hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

                  2.  Investment   Advisory   Functions.   In  its  capacity  as
investment adviser to the Fund, DIA shall have the following duties and responsibilities:

                  (a) To manage the investment operations of the Fund and the composition of its investment portfolio, and to determine without prior consultation with the Trust, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws, and registration statements under the 1940 Act and the 1933 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the rules thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company;

                  (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trustees may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of DIA, and the investment considerations which have given rise to those decisions;

                  (c) To place orders for the purchase and sale of securities for investments of the Fund and for other related transactions; to give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Fund, and advise the Trust on the same day such instructions are given; to submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested; on behalf of the Fund, to exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as to the manner in which such rights should be exercised;

                  (d) To maintain all books and records required to be maintained by DIA pursuant to the 1940 Act and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees with such periodic and special reports as the Trustees reasonably may request. DIA agrees that all records which it maintains for the Fund are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act any records which it maintains for the Fund and which are required to be maintained under the 1940 Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust; and

                  (e) At such times as shall be reasonably requested by the Trustees, to provide the Trustees with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to
                           Section 15(c) of the 1940 Act, and make available to the Trustees any economic, statistical and investment services normally available to similar investment company clients of DIA.

                  3. Further Obligations. In all matters relating to the performance of this Agreement, DIA shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide DIA with copies of the Trust's Trust Instrument, bylaws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

                  4. Obligations of Trust. The Trust shall fulfill or cause its agents to fulfill the following obligations under this Agreement:

                  (a) To keep DIA continuously and fully informed as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

                  (b) To furnish DIA with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

                  (c)      To  furnish  DIA  with  any  further   materials   or
                           information  which  DIA  may  reasonably  request  to
                           enable it to perform its function under this Agreement; and

                  (d) To compensate DIA for its services in accordance with the provisions of Section 5 hereof.

                  5. Compensation. The Trust shall pay to DIA for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.50% of the average daily net asset value of the Fund. This fee shall be computed and accrued daily and payable monthly on the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

                  6. Expenses.

                  (a) Expenses Paid by the Trust. The Trust assumes and shall pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by DIA hereunder or otherwise, including, but not limited to, any compensation, fees or reimbursements which the Trust pays to its Trustees who are not interested persons of DIA; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent and other service providers; legal, accounting, audit and printing expenses; administrative, clerical, record keeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

                  (b) Expenses Paid by DIA. DIA shall pay all its own costs and expenses incurred in rendering the services required under this Agreement. In addition to such costs and expenses, DIA shall incur and pay reasonable compensation, fees and related expenses of any of the Trust's officers or Trustees who are interested persons of DIA.

                  7. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Absent instructions from the Trust to the contrary, DIA is authorized and directed to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that DIA may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if DIA determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of DIA. DIA is also authorized to consider sales of Fund shares as a factor in selecting broker-dealers to execute Fund portfolio transactions. In placing portfolio business with such broker-dealers, DIA shall seek the best execution of each transaction. Notwithstanding the foregoing, the Trustees of the Trust may establish policies or guidelines to be followed by DIA in placing portfolio transactions for the Trust pursuant to the foregoing provisions. DIA shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of DIA. Whenever DIA simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of DIA, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by DIA to be fair and equitable to each client. The Trust recognizes that in some cases, this procedure may adversely affect the results obtained for the Fund.

                  8. Termination. This Agreement may be terminated by the Trust's Board of Trustees or a majority of the Fund's outstanding voting securities, at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to DIA.

                  9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

                  10. Term. This Agreement shall continue in effect for 150 days from the above written date.

                  11. Escrow of Fees

                  (a) Compensation earned under the contract will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

                  (b) If a majority of the Fund's outstanding security voting securities approve a contract with DIA by the end of the 150-day period, the amount in the escrow account (including the interest earned) will be paid to DIA; and

                  (c) If a majority of the Fund's outstanding voting securities do not approve a contract with DIA, DIA will be paid, out of the escrow account, the lesser of:

                           (1)      Any costs incurred in performing the interim
                                    contract  (plus  interest   earned  on  that
                                    amount while in escrow); or

                           (2) The total amount in the escrowed account (plus interest earned).


                  12. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (1) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund or DIA and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

                  13. Allocation of Expenses. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and any other series of the Trust.

                  14. Limitation on Personal Liability. NOTICE IS HEREBY GIVEN that the Trust is a business trust organized under the Delaware Business Trust Act pursuant to a Certificate of Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

                  15. Limitation of Liability of DIA. DIA shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law.

                  16. Activities of DIA. The services of DIA to the Trust hereunder are not intended to be exclusive, and DIA and its affiliates are free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of DIA to engage in any other business Or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. It is understood that trustees, officers and shareholders of the Trust are or may become interested in DIA as directors, officers and shareholders of DIA, that directors, officers, employees and shareholders of DIA are or may become similarly interested in the Trust, and that DIA may become interested in the Trust as a shareholder or otherwise.

                  17. Certain Definitions. The terms "vote of a majority of the outstanding voting securities", "assignment", "approved at least annually" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

                  18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  19. Miscellaneous. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                          DENVER INVESTMENT ADVISORS LLC,
                          a Colorado limited liability company



                                By:       /s/ JEFFREY D. ADAMS
                                       -----------------------------------------
                                       Name:  Jeffrey D. Adams
                                       Title: Executive Manager


                          FINANCIAL INVESTORS TRUST, with respect to the Aristata Quality Bond Fund


                                By:       /s/ JEREMY MAY
                                       -----------------------------------------
                                       Name:  Jeremy May
                                       Title: Treasurer

                           INTERIM ADVISORY AGREEMENT

                    ARISTATA COLORADO QUALITY TAX EXEMPT FUND
                     (a Series of Financial Investors Trust)

         THIS INTERIM ADVISORY AGREEMENT (the "Agreement") is made this as of the 1st day of July, 2004, between DENVER INVESTMENT ADVISORS LLC, a Colorado limited liability company ("DIA"), and FINANCIAL INVESTORS TRUST, a Delaware business trust (the "Trust"), with respect to the ARISTATA COLORADO QUALITY TAX EXEMPT FUND, a series of the Trust (the "Fund").

                                    Recitals

         A. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

         B. The Trust is authorized to create separate series of shares, each with its own separate investment portfolio, one of such series created by the Trust being the Fund.

         C. The Trust and DIA deem it mutually advantageous that DIA should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

                                    Agreement

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Appointment. The Trust hereby appoints DIA as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. DIA hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

                  2.  Investment   Advisory   Functions.   In  its  capacity  as
investment adviser to the Fund, DIA shall have the following duties and responsibilities:

                  (a) To manage the investment operations of the Fund and the composition of its investment portfolio, and to determine without prior consultation with the Trust, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws, and registration statements under the 1940 Act and the 1933 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the rules thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company;

                  (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trustees may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of DIA, and the investment considerations which have given rise to those decisions;

                  (c) To place orders for the purchase and sale of securities for investments of the Fund and for other related transactions; to give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Fund, and advise the Trust on the same day such instructions are given; to submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested; on behalf of the Fund, to exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as to the manner in which such rights should be exercised;

                  (d) To maintain all books and records required to be maintained by DIA pursuant to the 1940 Act and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees with such periodic and special reports as the Trustees reasonably may request. DIA agrees that all records which it maintains for the Fund are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act any records which it maintains for the Fund and which are required to be maintained under the 1940 Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust; and

                  (e) At such times as shall be reasonably requested by the Trustees, to provide the Trustees with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to
                           Section 15(c) of the 1940 Act, and make available to the Trustees any economic, statistical and investment services normally available to similar investment company clients of DIA.

                  3. Further Obligations. In all matters relating to the performance of this Agreement, DIA shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide DIA with copies of the Trust's

Trust Instrument, bylaws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

                  4. Obligations of Trust. The Trust shall fulfill or cause its agents to fulfill the following obligations under this Agreement:

                  (a) To keep DIA continuously and fully informed as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

                  (b) To furnish DIA with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

                  (c)      To  furnish  DIA  with  any  further   materials   or
                           information  which  DIA  may  reasonably  request  to
                           enable it to perform its function under this Agreement; and

                  (d) To compensate DIA for its services in accordance with the provisions of Section 5 hereof.

                  5. Compensation. The Trust shall pay to DIA for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.50% of the average daily net asset value of the Fund. This fee shall be computed and accrued daily and payable monthly on the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

                  6. Expenses.

                  (a) Expenses Paid by the Trust. The Trust assumes and shall pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by DIA hereunder or otherwise, including, but not limited to, any compensation, fees or reimbursements which the Trust pays to its Trustees who are not interested persons of DIA; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent and other service providers; legal, accounting, audit and printing expenses; administrative, clerical, record keeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

                  (b) Expenses Paid by DIA. DIA shall pay all its own costs and expenses incurred in rendering the services required under this Agreement. In addition to such costs and expenses, DIA shall incur and pay reasonable compensation, fees and related expenses of any of the Trust's officers or Trustees who are interested persons of DIA.

                  7. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Absent instructions from the Trust to the contrary, DIA is authorized and directed to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that DIA may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if DIA determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of DIA. DIA is also authorized to consider sales of Fund shares as a factor in selecting broker-dealers to execute Fund portfolio transactions. In placing portfolio business with such broker-dealers, DIA shall seek the best execution of each transaction. Notwithstanding the foregoing, the Trustees of the Trust may establish policies or guidelines to be followed by DIA in placing portfolio transactions for the Trust pursuant to the foregoing provisions. DIA shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of DIA. Whenever DIA simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of DIA, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by DIA to be fair and equitable to each client. The Trust recognizes that in some cases, this procedure may adversely affect the results obtained for the Fund.

                  8. Termination. This Agreement may be terminated by the Trust's Board of Trustees or a majority of the Fund's outstanding voting securities, at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to DIA.

                  9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

                  10. Term. This Agreement shall continue in effect for 150 days from the above written date.

                  11. Escrow of Fees

                  (a) Compensation earned under the contract will be held in an interest-bearing escrow account with the Fund's custodian or a bank;

                  (b) If a majority of the Fund's outstanding security voting securities approve a contract with DIA by the end of the 150-day period, the amount in the escrow account (including the interest earned) will be paid to DIA; and

                  (c) If a majority of the Fund's outstanding voting securities do not approve a contract with DIA, DIA will be paid, out of the escrow account, the lesser of:

                           (1)      Any costs incurred in performing the interim
                                    contract  (plus  interest   earned  on  that
                                    amount while in escrow); or

                           (2) The total amount in the escrowed account (plus interest earned).

                  12. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (1) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund or DIA and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

                  13. Allocation of Expenses. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and any other series of the Trust.

                  14. Limitation on Personal Liability. NOTICE IS HEREBY GIVEN that the Trust is a business trust organized under the Delaware Business Trust Act pursuant to a Certificate of Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

                  15. Limitation of Liability of DIA. DIA shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law.

                  16. Activities of DIA. The services of DIA to the Trust hereunder are not intended to be exclusive, and DIA and its affiliates are free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of DIA to engage in any other business Or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. It is understood that trustees, officers and shareholders of the Trust are or may become interested in DIA as directors, officers and shareholders of DIA, that directors, officers, employees and shareholders of DIA are or may become similarly interested in the Trust, and that DIA may become interested in the Trust as a shareholder or otherwise.

                  17. Certain Definitions. The terms "vote of a majority of the outstanding voting securities", "assignment", "approved at least annually" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

                  18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  19. Miscellaneous. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                           DENVER INVESTMENT ADVISORS LLC,
                           a Colorado limited liability company



                                 By:       /s/ JEFFREY D. ADAMS
                                        ----------------------------------------
                                        Name:  Jeffrey D. Adams
                                        Title: Executive Manager


                           FINANCIAL INVESTORS TRUST, with respect to the Aristata Colorado Quality Tax Exempt Fund


                                 By:       /s/ JEREMY MAY
                                        ----------------------------------------
                                        Name:  Jeremy May
                                        Title: Treasurer

                                    EXHIBIT C

           MANAGEMENT'S DISCUSSION OF THE WESTCORE FUNDS' PERFORMANCE

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

     WESTCORE BLUE CHIP FUND

FUND OBJECTIVE: LONG-TERM TOTAL RETURN BY INVESTING IN STOCKS OF LARGE, WELL-ESTABLISHED COMPANIES WHOSE STOCKS APPEAR TO BE UNDERVALUED.

                                     [PHOTO]
                                Mark M. Adelmann,
                                    CPA, CFA
                           EQUITY VALUE RESEARCH TEAM

                                     [PHOTO]
                                Kris Herrick, CFA
                           EQUITY VALUE RESEARCH TEAM

     After three consecutive years of down markets, the fiscal year ended May 31, 2004 brought welcome relief. The upward trend that marked the first half of the period continued into the second half, though at a more measured and somewhat choppier pace. For the reporting period, the Westcore Blue Chip Fund gained 18.83% compared to an 18.33% return for its benchmark, S&P 500 Index, and a 19.86% return for its peer group, the Lipper Multi-Cap Index.

     As discussed in our November Semi-Annual Report, the first half of our fiscal year was characterized by a preference for lower-quality businesses, often at the expense of the cash-rich, fundamentally sound companies favored by the Westcore Blue Chip Fund. During this time, several near-bankrupt companies obtained relatively cheap funding and demonstrated enough improvement to keep them from death's door. However, over the long term, their survival and economic value remains in question.

     In contrast, our discipline dictates that portfolio candidates maintain a stable balance sheet, while generating significant free cash flow and improving returns, all at a price that is lower than our estimated intrinsic value of their projected free cash flows. While calendar year 2004 has seen a renewed focus on these fundamentals, we are particularly optimistic regarding performance relative to the index going forward.

     It is anticipated that at some point this year, the Federal Reserve will begin to raise interest rates from their current historically low levels. Although the economy remains strong, the rapid profit growth of the past

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

five quarters is expected to slow to more sustainable levels. Research published by Richard Bernstein, Chief U.S. Strategist at Merrill Lynch, has shown "that higher quality assets outperform lower quality ones during the 12 months after an initial hike in the Fed Funds rate, and that higher quality assets outperform lower quality ones when the profit cycle decelerates." In light of this, we continue to exercise great diligence in selecting companies that feature solid fundamentals and astute management teams, believing that these carefully chosen businesses will be rewarded for their efforts.

"...our best performing groups during the period were technology and healthcare."

     Thus far, Fund performance has been hindered by the relative setbacks of insurance holdings such as St. Paul Travelers Inc. Despite near record levels of cash-flow and returns, the market has been unwilling to revalue these companies given fears that insurers will lose their capital discipline. Mortgage guarantor Freddie Mac also disappointed due to the protracted resolution of its accounting restatement. Elsewhere, harsh winter weather and crew shortages worked against railroad operator Union Pacific Corp.

     In contrast, our best performing groups during the period were technology and healthcare. Among our leading contributors, chipmakers Xilinx Inc. and National Semiconductor Corp., in addition to systems distributor Tech Data Corp., all benefited from an upturn in corporate technology spending as accelerating demand and order flow boosted free cash flow prospects. Meanwhile, managed care provider Aetna Inc. continued to grow profitably, confirming the durability of its pricing discipline and operating efficiencies. The

                                     [PHOTO]
                                Troy Dayton, CFA
                           EQUITY VALUE RESEARCH TEAM

                                     [PHOTO]
                                Derek R. Auguilm
                           EQUITY VALUE RESEARCH TEAM

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

     WESTCORE BLUE CHIP FUND (CONTINUED)

same could be said about Omnicare Inc., a leading provider of pharmacy management services, which continued to gain profitable market share through leveraging ongoing increases in long-term care occupancy.

     Looking ahead, although near-term market stability is closely tied to interest rate movements, geopolitical events, energy prices, and the upcoming presidential election, we remain confident that economic fundamentals and corporate earnings are on firm ground. As the balance of 2004 unfolds, we maintain an increasingly constructive view of the higher quality issues favored by the Westcore Blue Chip Fund. [LOGO]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE BLUE CHIP FUND, S&P 500 INDEX AND LIPPER MULTI-CAP CORE INDEX

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                        Lipper
        Westcore                        Multi-Cap
        Blue Chip       S&P 500         Core
        Fund            Index           Index
6/88    10000           10000           10000
5/89    11223           12463           12410
5/90    12541           14533           14056
5/91    14181           16247           15697
5/92    15602           17848           17316
5/93    17415           19917           19674
5/94    17958           20764           20939
5/95    21376           24950           23762
5/96    27891           32038           30710
5/97    34663           41457           37103
5/98    44899           54172           46776
5/99    48230           65564           52801
5/00    48717           72487           60346
5/01    52556           64840           56424
5/02    46601           55860           49489
5/03    40716           51363           45525
5/04    48382           60778           54566

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper Inc.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Multi-Cap Core Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds will generally have between 25% to 75% of their assets invested in a wide variety of companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.

Please see Average Annual Total Return information presented on pages 6 and 7.

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

TOP 10 HOLDINGS AS OF MAY 31, 2004
--------------------------------------------------------------------------------
  3.69% PFIZER INC. (PFE) - A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals

  3.51% PARKER HANNIFIN CORP. (PH) - Manufactures motion control products, including fluid power systems, electromechanical controls and related components

  3.32% OCCIDENTAL PETROLEUM CORP. (OXY) - Explores for, develops, produces and markets crude oil and natural gas and manufactures and markets a variety of basic chemicals, including chlorine

  3.28% TYSON FOODS INC. (TSN) - Provides value-added beef, chicken and pork products through its production facilities located across the U.S.

  3.11% FREDDIE MAC (FRE) - System designed to create a stable mortgage credit system and reduce the rates paid by homebuyers by supplying lenders with money to make mortgages

  3.05% MYLAN LABORATORIES INC. (MYL) - Develops, licenses, manufactures, markets and distributes generic and branded pharmaceutical products

  2.98% AMGEN INC. (AMGN) - Discovers, develops, manufactures and markets human therapeutics based on cellular and molecular biology

  2.96% PACIFICARE HEALTH SYSTEMS INC. (PHS) - A managed health care services company that provides managed care products for employer groups and Medicare beneficiaries

  2.91% CITIGROUP INC. (C) - A diversified financial services holding company that provides a broad range of financial services

  2.88% INTEL CORP. (INTC) - Designs, manufactures and sells computer components and related products

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 31.69%
--------------------------------------------------------------------------------

Top ten holdings do not include any cash or cash equivalent investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2004
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

COMMUNICATIONS                               2.21%
SERVICES                                     1.01%
FINANCIALS                                  23.26%
MEDICAL/HEALTHCARE                          21.71%
CONSUMER CYCLICAL                           13.43%
TECHNOLOGY                                  12.42%
CONSUMER STAPLES                             7.51%
ENERGY                                       6.65%
CAPITAL GOODS                                6.64%
COMMERCIAL SERVICES                          2.67%
BASIC MATERIALS                              2.64%

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

     WESTCORE PLUS BOND FUND

FUND OBJECTIVE: LONG-TERM TOTAL RATE OF RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL, BY INVESTING PRIMARILY IN INVESTMENT-GRADE BONDS OF VARYING MATURITIES.

FIXED INCOME RESEARCH TEAM
Glen T. Cahill, Jr., CFA
Alex W. Lock
Mark R. McKissick, CFA
Jerome R. Powers, CFA
William E. Stafford, Jr., CFA
Thomas B. Stevens, CFA

     Despite a rising interest rate environment that saw the broad fixed-income market come under mounting pressure, the Westcore Plus Bond Fund appreciated 5.52% for the fiscal year ended May 31, 2004, maintaining a sizable return advantage over its benchmark index, the Lehman Brothers Aggregate Bond Index and its peer group, the Lipper Intermediate Investment Grade Debt Index, which returned -0.44% and 0.08%, respectively. Although much of the Fund's gain was captured during the first half of the period, our yield-based investment approach enabled us to build on this performance, even as market conditions turned increasingly difficult during the most recent six months.

     While world unrest and surging gasoline prices understandably contributed to the underlying uncertainty, the bond market recoiled in the face of an economic recovery that gradually pushed long rates off their 40-year lows. As real GDP settled into a sustainable 4.4% annual clip during the first quarter of 2004, demonstrating improvement on nearly every front, employment data finally reversed course. Having been the last holdout, almost 900,000 new jobs were created in a three-month span, setting the stage for higher short-term rates when the Federal Reserve meets in June and again in August.

     However, in the absence of undue inflationary pressures, we envision that increases in the historically low overnight lending rate will likely be measured and have limited impact on the Fund's investment universe. From our perspective, we saw the yield on the five-year Treasury note increase by 1.50% over the past twelve months, reaching 3.79% at fiscal year-end. Although this move was believed to have detracted from overall benchmark and peer group returns, the Westcore Plus

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

Bond Fund continued to generate solid returns, driven by its considerable exposure to investment-grade corporate bonds and, to a lesser extent, high-yield corporate bonds.

"...we feel the portfolio is positioned well in the event interest rates trend higher."

     Within the corporate sector, the Fund benefited from an increased weighting in industrial credits, which rose on impressive growth in durable goods orders and manufacturing activity. High-yield bonds, in which the Fund may invest up to 25% of its assets, also provided a significant lift, reflecting robust stock market gains, widespread credit improvements and strengthening company fundamentals. Given this favorable environment, spreads, or the yield difference between Treasury and corporate securities, tightened, boosting the value of corporate bonds while diminishing the value of Treasuries.

     Meanwhile, real estate investment trusts, commonly known as REITs, continued to provide exceptionally stable credit characteristics, yet were reduced modestly as we found other more attractive opportunities. In contrast, we retained an underweight position in mortgage-backed securities, instead finding more value in corporate bonds. Nevertheless, with interest rates rising and refinancing activity on the decline, prepayment rates have slowed considerably, restoring some longer-term upside to the asset class. With much of our exposure focused on adjustable rate mortgages, we feel the portfolio is positioned well in the event interest rates trend higher.

     As we look forward, we will continue to rely on painstaking credit analysis to construct a carefully chosen portfolio emphasizing the yield advantage of corporate fixed-income securities. By identifying companies we believe to be fundamentally sound, possessing the competitive advantages, cash flows and balance sheets associated with strong historical returns, we are optimistic that the impact of rising interest rates on the Fund will be more than offset by the positive impact of an expanding economy. [LOGO]

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

     WESTCORE PLUS BOND FUND (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE PLUS BOND FUND, LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT INDEX

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                        Lipper
                        Lehman          Intermediate
        Westcore        Brothers        Investment
        Plus Bond       Aggregate       Grade Debt
        Fund            Bond Index      Index
6/88    10000           10000           10000
5/89    10853           11153           11044
5/90    11702           12197           11802
5/91    12673           13723           12987
5/92    14247           15431           14583
5/93    15979           17178           16249
5/94    15995           17297           16355
5/95    17424           19284           18026
5/96    18166           20129           18780
5/97    19516           21803           20265
5/98    21249           24182           22308
5/99    22001           25234           23122
5/00    22368           25761           23414
5/01    25231           29126           26418
5/02    26806           31488           28410
5/03    29626           35131           31452
5/04    31261           34976           31477

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper Inc.

Lehman Brothers Aggregate Bond Index is an unmanaged index that includes investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Lipper Intermediate Investment Grade Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification. This classification consists of funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Note: For the time period 6/1/88 - 11/30/89, the Lipper Intermediate Investment Grade Debt Index was not in existence. Westcore Funds selected the Lipper Corporate Debt BBB Index as the most comparable Lipper Index for this time period.

Lipper Corporate Debt BBB Index is comprised of the 30 largest mutual funds in the Lipper Corporate Debt BBB Rated (BBB) Funds classification. This classification consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

An investment cannot be made directly in an index.

Please see Average Annual Total Return information presented on pages 6 and 7.

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

TOP 10 ISSUERS AS OF MAY 31, 2004
--------------------------------------------------------------------------------
  2.35%    LEUCADIA NATIONAL
  2.19%    FORD MOTOR CO.
  2.19%    GENERAL MOTORS CORP.
  2.04%    FEDEX CORP.
  1.72%    FANNIE MAE
  1.52%    UNITED AIR LINES
  1.49%    VIRGINIA ELECTRIC & POWER
  1.35%    ISTAR FINANCIAL INC.
  1.17%    PHOENIX HOME LIFE MUTUAL
  1.11%    TENET HEALTHCARE CORP.

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 17.13%
--------------------------------------------------------------------------------

Percentages represent the Fund's aggregate holdings in the same issuer. Top ten issuers are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular issue or issuer.

SECTOR PROFILES AS A PERCENT OF NET ASSETS FOR MAY 31, 2004
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. GOVERNMENT TREASURIES                   6.28%
FINANCIAL                                   28.90%
INDUSTRIAL                                  26.62%
ASSET-BACKED SECURITIES,
COLLATERALIZED OBLIGATIONS &
MORTGAGE-BACKED SECURITIES                  18.06%
UTILITIES & ENERGY                          11.67%
SHORT-TERM INVESTMENTS AND
NET OTHER ASSETS                             8.47%

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

CONVERTIBLE BONDS                            0.32%
CONVERTIBLE PREFERRED STOCKS                 0.48%
INVESTMENT GRADE
CORPORATE BONDS                             47.91%
ASSET-BACKED SECURITIES,
COLLATERALIZED OBLIGATIONS &
MORTGAGE-BACKED SECURITIES                  18.06%
BELOW-INVESTMENT GRADE
CORPORATE BONDS                             12.87%
SHORT-TERM INVESTMENTS AND
NET OTHER ASSETS                             8.47%
U.S. GOVERNMENT TREASURIES                   6.28%
NONCONVERTIBLE PREFERRED STOCKS              5.61%

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

   WESTCORE COLORADO TAX-EXEMPT FUND

FUND OBJECTIVE: INCOME EXEMPT FROM BOTH FEDERAL AND COLORADO STATE PERSONAL INCOME TAXES BY EMPHASIZING INSURED COLORADO MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES.

                                     [PHOTO]
                             Thomas B. Stevens, CFA
                             LEAD PORTFOLIO MANAGER

     Rising interest rates impacted the municipal debt market, as ongoing economic improvements pushed yields off last summer's historical troughs, sending prices lower. In light of these challenging conditions, the Westcore Colorado Tax-Exempt Fund returned -0.59% for the fiscal year ended May 31, 2004, modestly trailing its primary benchmark and peer group, the Lehman Brothers 10-Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Index, which returned -0.39% and -0.45%, respectively.

     Despite this slight underperformance, we believe the Fund's after-tax returns were in line with its representative indices, given our single-state, high-quality focus. Furthermore, we continued to embrace a relatively defensive posture with the expectation that interest rates will gradually trend higher. To that end, the Fund's average maturity and modified duration were 8.79 years and
6.63 years at fiscal year-end, whereas comparable readings for the benchmark index stood at 9.80 years and 6.89 years.

     With preservation of principal as its primary consideration, the Fund maintained its concentration in higher-coupon or premium bonds. This resulted in an average coupon of 5.35%, which is still relatively higher than where most new issues are being priced in today's market environment. Typically, higher coupon bonds perform better in a rising interest rate environment because most of the bond's return is achieved through interest income and the compounding of that income stream rather than from capital appreciation.

     With respect to overall credit quality, the Fund's strategy has been to consistently maintain a portfolio weighted average of "AAA", which is the highest possible

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

quality rating for individual municipal issues. Besides emphasizing superior quality ratings, we also seek out insured credits that offer an additional level of protection by guaranteeing payment of principal and interest in the event of default.

     In keeping with this longer-term profile, the Fund's characteristics and composition remained virtually unchanged during the 12-month period. Approximately 78% of the Funds holdings fell within a maturity range of 5 to 15 years, and most of the holdings include a call feature, which if exercised, would typically limit their final maturity to between 4 to 10 years.

"...we continued to embrace a relatively defensive posture with the expectation that interest rates will gradually trend higher."

     Another important management consideration has been our steadfast focus on total after-tax return. In this regard the Fund is comprised solely of Colorado double-tax exempt securities that are not subject to the Alternative Minimum Tax
(AMT). While this limits what the Fund could achieve in incremental nominal return, we believe it is more than offset by the avoidance of potential tax liabilities. Likewise, portfolio turnover was also kept to a minimum, averting a potential capital gains tax event.

     Looking ahead, the Colorado economy and budget situation appear to be improving from that of the year prior. Demand for municipal debt securities is increasing and should accelerate assuming the U.S. Treasury/Municipal yield ratio approaches 90% or higher. Currently, the 10-year high grade Municipal yield as a percentage of the 10-year U.S. Treasury stands at 84.6%, up from 79.7% at the beginning of the calendar year. Historically, municipal debt securities have fared reasonably well during periods of rising interest rates. With a rising rate environment in mind, we will continue to pursue opportunities to purchase higher-coupon, high-quality bonds that are consistent with our maturity and duration objectives. [LOGO]

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

     WESTCORE COLORADO TAX-EXEMPT FUND (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE COLORADO TAX-EXEMPT FUND, LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND LIPPER INTERMEDIATE MUNICIPAL DEBT INDEX

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        Lehman
        Westcore        Brothers        Lipper
        Colorado        10-Year         Intermediate
        Tax-Exempt      Municipal       Municipal
        Fund            Bond Index      Debt Index
6/91    10000           10000           10000
5/92    10836           10930           10868
5/93    11949           12277           11948
5/94    12334           12698           12266
5/95    13217           13839           13098
5/96    13741           14494           13630
5/97    14629           15678           14514
5/98    15700           16401           15613
5/99    16297           17157           16231
5/00    16075           17126           16116
5/01    17777           19147           17768
5/02    18743           20403           18777
5/03    20386           22663           20435
5/04    20266           22575           20343

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/91. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper Inc.

Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa, Standard & Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification. This classification consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Note: Lipper categorizes Westcore Colorado Tax-Exempt Fund in the Lipper Other States Intermediate Municipal Debt category. However, Lipper does not calculate a Lipper Index for this category. Therefore, Westcore Funds selected the Lipper Intermediate Municipal Debt Index as the most comparable Lipper Index.

An investment cannot be made directly in an index.

Please see Average Annual Total Return information presented on pages 6 and 7.

--------------------------------------------------------------------------------
                               Manager's Overview
--------------------------------------------------------------------------------

TOP 10 HOLDINGS AS OF MAY 31, 2004
--------------------------------------------------------------------------------
  2.26% EL PASO COUNTY SCHOOL DISTRICT 49, 6.00%, 12/01/2009, Sinking Fund 12/01/2007 @ 100.00, FSA

  2.24% LARIMER COUNTY POUDRE SCHOOL DISTRICT R-1, 6.00%, 12/15/2017, Optional 12/15/2010 @ 100.00, FGIC

  2.18%    MESA COUNTY VALLEY SCHOOL DISTRICT 51, 6.00%, 12/01/2006, MBIA

  2.14% ROUTT COUNTY SCHOOL DISTRICT RE-2, 5.00%, 12/01/2017, Optional 12/01/2007 @ 100.00, MBIA

  2.13%    EL PASO COUNTY SCHOOL DISTRICT 12, 5.00%, 09/15/2013

  2.12% EAGLE GARFIELD & ROUTT COUNTIES SCHOOL DISTRICT RE-50J, 5.25%, 12/01/2015, Optional 12/01/2009 @ 100.00, FGIC

  2.11% DOUGLAS & ELBERT COUNTIES SCHOOL DISTRICT RE-1, 5.25%, 12/15/2014, Optional 12/15/2011 @ 100.00, MBIA

  2.10% BOULDER & GILPIN COUNTIES, BOULDER VALLEY SCHOOL DISTRICT RE-2, 5.00%, 12/01/2011, Optional 12/01/2007 @ 100.00, FGIC

  2.06%    MONTROSE CO WATER & SEWER, 4.75%, 10/01/2016

  2.04% SUMMIT COUNTY SCHOOL DISTRICT RE-1, 6.55%, 12/01/2009, Prerefunded 12/01/2004 @ 100.00, FGIC

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 21.38
--------------------------------------------------------------------------------

Top ten holdings do not include any cash or cash equivalent investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2004
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

CERTIFICATES OF PARTICIPATION                4.54%
GENERAL OBLIGATIONS BONDS                   63.84%
REVENUE BONDS                               27.31%
SHORT-TERM INVESTMENTS AND
NET OTHER ASSETS                             4.31%

                                    EXHIBIT D

           MANAGEMENT'S DISCUSSION OF THE ARISTATA FUNDS' PERFORMANCE



Performance

The Aristata Equity Fund's total return for the year ended April 30, 2004 was 26.21%. The Standard & Poor's 500 Index rose 22.88% during the same period. The majority of the advance occurred in calendar 2003 as the first four months of 2004 experienced modest slippage.

Of note, the energy sector has been particularly strong reflecting historically high oil prices and increasing world demand. The value-oriented Aristata Equity Fund is over-weighted in the energy sector compared to the Standard & Poor's 500 Index and we continue to like the sector.

Net assets for the Aristata Equity Fund were $31.2 million as of April 30, 2004.

Equity Market Overview

Since our last report to you six months ago, returns in the stock market have been acceptable, but not overly exciting. The Standard & Poor's 500 Index was up 6.27% over the last six months. Since the beginning of 2004 (four months ago) the Standard & Poor's 500 is mostly unchanged. In addition, the technology heavy Nasdaq index is down 4.15% since the beginning of the year. The Aristata Equity Fund is up 9.60% for the most recent six month period.

There is still a high level of uncertainty in the equity markets. The turmoil in Iraq continues to persist without any sign of an easy or quick resolution. On the domestic front, the economy is healthy and growing although there is widespread speculation that interest rates may head up before year end. In this environment, we remain committed to attempting to build a diversified portfolio of high quality stocks with attractive valuations and above-average dividend yield.

Oil & gas stocks have been strong over the past year

It's hard not to notice that energy prices are much higher than they used to be! In the last few weeks, most of us have been shocked as gas prices breached $2 a gallon at the pump.

At Tempest Investment Counselors, Inc. we take an industry approach to our stock selection and right now one area we like is the energy sector. Commodity prices are set by supply and demand, and both of these are acting to push up energy prices.

Aristata Equity Fund (con't.)

Supply is limited and somewhat uncertain. OPEC (Organization of Petroleum Exporting Countries) uses a quota system that, at times, can limit its output. There is also continued unrest in places such as Nigeria and Venezuela that restricts their exports and adds an element of uncertainty to the picture. In addition, natural gas has become an important fuel for heating and electrical generation. Annual domestic production of natural gas is (at best) stable despite an increasing number of wells being drilled

On the demand side, our economy is expanding and raising domestic demand for energy. At the same time, China's economy is growing (very strongly) and its energy needs are rising. Eastern Europe, Russia and India represent other areas that can be expected to increase their energy consumption in the years ahead, adding fuel (pun intended) to world demand for energy.

[CHART]
                              ARISTATA EQUITY FUND
                       SECTOR PROFILE as of April 30, 2004

Telecommunications                                                          4.2%
Boilding/Real Estate                                                        4.8%
Consumer Durables                                                           3.6%
Consumer Staples                                                           10.1%
Electic & Gas Utilities                                                     7.6%
Energy                                                                     13.0%
Financial                                                                   9.8%
Healthcare                                                                 15.9%
Technology                                                                  9.5%
Industrial Products & Services                                             12.7%
Consumer Services                                                           1.4%
Short-Term Investments                                                      1.6%
Basic Materials                                                             5.8%

A major oil company,  BP PLC, (the third largest  holding in the Aristata Equity
Fund) recently announced a major effort to return cash to its stockholders through higher dividends and increased share buybacks. BP management stated that these actions would be funded from the higher profits that BP makes when oil is above $20 a barrel. BP's Chief Executive Lord Browne noted that there is "overwhelmingly more chance of the oil price being above $20 a barrel for the next few years, than not."

The reality of a limited supply and increasing demand has worked to push up oil prices. For all these reasons the energy sector may be a rewarding area for investors in coming years.

Aristata Equity Fund (con't.)


Portfolio Update

The fifteen largest holdings represent approximately 35.2% of the total portfolio. These fifteen companies have an average price-to-earnings (PE) ratio of 22.7x based on earnings for the last twelve months and an average dividend yield of 2.0%. In contrast, the Standard & Poor's 500 has a PE ratio of about 31.5x trailing reported earnings and a current dividend yield of 1.7%.

                                  FIFTEEN LARGEST HOLDINGS(2) - as of April 30, 2004
                                                       Sector                % Of         Dividend                    Price
Company                                        Representation           Investments         Yield                Earnings Ratio
-------                                        --------------           -----------         -----                --------------
Abbott Laboratories                                Healthcare                3.1%             2.1%                    25.0x
Valero Energy                                          Energy                2.8%             0.9%                    11.8x
BP PLC                                                 Energy                2.7%             3.0%                    18.2x
Westport Resources Corp.                               Energy                2.4%              N/A                    26.1x
Emerson Electric Co.              Industrial Products & Svcs.                2.4%             2.6%                    22.7x
Snap On, Inc.                     Industrial Products & Svcs.                2.4%             3.0%                    28.2x
Int'l Business Machines Corp.                      Technology                2.3%             0.8%                    19.6x
Kennametal, Inc.                  Industrial Products & Svcs.                2.2%             1.6%                    40.7x
Verizon Communications, Inc.               Telecommunications                2.2%             4.1%                    37.7x
Allstate Corp.                                      Financial                2.2%             1.8%                    10.2x
Avon Products, Inc.                          Consumer Staples                2.1%             1.3%                    28.2x
Merck & Co Inc.                                    Healthcare                2.1%             3.1%                    16.1x
Albertson's, Inc.                            Consumer Staples                2.1%             3.3%                    15.5x
Vulcan Materials Co.                     Building/Real Estate                2.1%             2.2%                    20.1x
Flextronics International                          Technology                2.1%              N/A                    20.1x
                                     Fifteen Largest Holdings               35.2%        2.0% Avg.               22.7x Avg.
                                        Standard & Poor's 500                                 1.7%                    31.5x

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA EQUITYFUND, THE S&P 500, VALUE LINE COMPOSITE, AND THE LIPPER MULTI-CAP VALUE FUNDINDEX.

[CHART]

           Aristata Equity Fund              S&P 500*             Value Line Composite           Lipper Multi-Cap Value Fund Index
           --------------------              --------             --------------------           ---------------------------------
3/2/98            10000                       10000                      10000                                10000
                  10410                       10513                      10437                                10449
                  10454                       10620                      10477                                10508
                  10229                       10431                      10051                                10275
                  10189                       10856                      10003                                10264
                  9997                        10743                      9367                                 9867
                  8775                        9188                       7728                                 8358
                  9279                        9775                       8087                                 8704
                  9933                        10575                      8632                                 9420
                  10244                       11214                      8986                                 9827
                  10607                       11861                      9279                                 9990
                  10359                       12360                      9166                                 10025
                  10177                       11972                      8652                                 9792
                  10445                       12451                      8731                                 10062
4/30/99           11435                       12937                      9518                                 10957
                  11598                       12624                      9634                                 10900
                  12001                       13325                      9981                                 11251
                  11718                       12911                      9721                                 10868
                  11490                       12844                      9303                                 10494
                  10886                       12492                      8984                                 10041
                  10897                       13283                      8932                                 10352
                  11083                       13553                      9044                                 10347
                  11326                       14351                      9311                                 10583
                  11001                       13631                      8864                                 10127
                  10677                       13373                      8712                                 9594
                  11639                       14681                      9296                                 10608
4/30/00           11689                       14240                      9113                                 10588
                  11939                       13943                      8889                                 10735
                  11599                       14290                      8872                                 10502
                  11549                       14069                      8916                                 10591
                  12264                       14937                      9492                                 11263
                  12122                       14148                      9160                                 11107
                  12298                       14088                      8940                                 11371
                  11908                       12977                      8237                                 10951
                  12456                       13041                      8608                                 11603
                  12786                       13504                      9219                                 12041
                  12511                       12272                      8657                                 11712
                  12107                       11495                      8094                                 11301
4/30/01           12894                       12388                      8636                                 12034
                  13239                       12471                      8861                                 12300
                  12539                       12167                      8781                                 12092


                  12526                       12048                      8544                                 12076
                  12249                       11293                      8108                                 11628
                  11135                       10381                      6851                                 10436
                  11371                       10579                      7180                                 10651
                  12107                       11391                      7812                                 11422
                  12337                       11491                      8164                                 11753
                  12159                       11323                      8017                                 11600
                  12144                       11105                      7792                                 11448
                  12594                       11522                      8377                                 12033
4/30/02           12251                       10824                      8167                                 11679
                  12087                       10757                      7865                                 11668
                  11194                       9991                       7212                                 10775
                  9999                        9212                       6195                                 9881
                  10216                       9273                       6158                                 10038
                  8989                        8265                       5469                                 8950
                  9519                        8993                       5731                                 9429
                  10253                       9510                       6304                                 10131
                  9995                        8952                       5932                                 9684
                  9588                        8717                       5748                                 9484
                  9400                        8586                       5536                                 9241
                  9527                        8670                       5530                                 9276
4/30/03           10138                       9384                       6078                                 10082
                  10766                       9878                       6697                                 10924
                  10952                       10004                      6798                                 11004
                  10983                       10181                      7090                                 11156
                  11438                       10379                      7402                                 11505
                  11157                       10269                      7276                                 11373
                  11676                       10850                      7808                                 11999
                  11957                       10945                      8034                                 12255
                  12592                       11519                      8315                                 12858
                  12797                       11731                      8565                                 13130
                  13080                       11894                      8702                                 13380
                  12874                       11714                      8675                                 13263
4/30/04           12795                       11530                      8328                                 13020


                                                             Performance
                                                        as of April 30, 2004

Average Annual Total Return (1)                     1 Year            3 Year          5 Year             Since Inception (3/2/98)
-------------------------------                     ------            ------          ------             ------------------------
Aristata Equity Fund                                26.21%            (0.26)%          2.27%                       4.08%
S&P 500 Index                                       22.88%            (2.36)%         (2.28)%                      2.34%
Value Line Composite Index                          37.04%            (1.20)%         (2.63)%                     (2.92)%
Lipper Multi-Cap Value Fund Index                   29.14%             2.66%           3.51%                       4.37%

The total return figures represent past performance and are not indicative of future results. Current performance may be higher or lower than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures are net of all fund expenses and reflect all fee waivers. Without these fee waivers, total return would have been lower. To obtain most recent month-end performance call toll-free 1-800-644-8595.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Aristata Quality Bond Fund and Aristata Colorado
  Quality Tax-Exempt Fund

Performance

The Aristata Quality Bond Fund's total return for the year ending April 30, 2004 was
 -0.21%. The Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index registered returns of 1.81% and 2.03% for the same period, respectively. As of April 30, net assets of the Aristata Quality Bond Fund were $11.5 million.

The Aristata Colorado Quality Tax-Exempt Fund had net assets of $11.2 million for the same ending period, while its 12 month total return was 0.68%. Comparable returns for the Lipper Municipal Intermediate Bond Fund Index and the Lehman Brothers Municipal Index were 1.71% and 2.68%, respectively.


Fixed Income Market Review

While the U.S.  economic  recovery has advanced at a solid pace,  the short-term
Federal Funds interest rate has remained near a 40-year low of 1%. It is not surprising, with short rates at multi-decade lows, that the debate is intensifying on the future direction of interest rates and volatility has become widespread in the bond markets.

On one hand, renewed fears of terrorism and unrest in Iraq have led to a flight-to-quality and greater demand for U.S. Treasury bonds. On the other hand, U.S. Treasury bonds have declined considerably as greater than expected payroll jobs were reportedly added in March and April. Yields on Colorado municipal securities remain relatively attractive as they have not declined as much as taxable U.S. treasuries.

Previously, weak employment growth had been a major issue in this economic expansion, yet signs are now surfacing of employment gaining momentum. The most recent Federal Reserve's statement has noted that while inflation remains low, the current accommodative monetary policy can be removed at a measured pace moving forward, while still providing support for continued economic activity.

Aristata Quality Bond Fund and Aristata Colorado
  Quality Tax-Exempt Fund (con't.)

 Portfolio Update

Aristata Quality Bond Fund

For the annual period under review, long-term
10 year Treasury yields have fluctuated between yields of 3.11% and 4.60%. Despite volatility in the bond markets, several areas have offered opportunities. Corporate bonds have offered compelling value as corporations improve their balance sheets and regain their profitability.

Our fixed income strategy continues to emphasize the 5-year to 15-year maturity range. This strategy allows the Fund to capture a good portion of income from the yield curve, (difference between short and long maturities), while still limiting the risk of extending maturities.

The Aristata Quality Bond Fund holds 59% in investment-grade corporate bonds and 35% in U.S. Government and agency obligations. The Fund's average maturity on April 30 was 8.1 years.

[CHART]

                           ARISTATA QUALITY BOND FUND
                      SECTOR PROFILE as of April 30, 2004*

U.S. Government & Agency Obligations                                       34.8%
Communications                                                              3.3%
Financial                                                                  19.2%
Industrial                                                                 36.0%
Short-Term Investments                                                      5.7%

                   *Other Assets in Excess of Liabilities 1.0%

[CHART]

                           ARISTATA QUALITY BOND FUND
                    QUALITY PROFILE (3) as of April 30, 2004

Aaa                                                                       38.5%
Aa                                                                        13.5%
A                                                                         44.2%
Baa                                                                        3.8%

COMPARISON  OF CHANGE IN VALUE OF $10,000  INVESTMENT  IN THE  ARISTATA  QUALITY
BONDFUND, THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX, THE LEHMAN BROTHERSINTERMEDIATE GOVERNMENT/CREDIT BOND INDEX AND THE LIPPER CORPORATE DEBT FUNDS ARATED INDEX.

                                               Lehman Brothers
                    Aristata Quality              Gov't/Credit        Lehman Brothers Intermediate
                           Bond Fund               Bond Index*              Gov't/Credit Bond Index           Lipper Corp. "A" Rated
                           ---------               -----------              -----------------------           ----------------------
3/2/98                      10000                    10000                         10000                              10000
                            10030                    10031                         10032                              10037.4
                            10069                    10081                         10082                              10083.5
                            10158                    10189                         10156                              10192.7
                            10218                    10293                         10221                              10283.2
                            10251                    10301                         10256                               10285
                            10400                    10502                         10418                              10376.7
                            10636                    10802                         10679                              10608.5
                            10585                    10726                         10669                              10474.5
                            10602                    10790                         10667                              10588.3
                            10641                    10816                         10710                              10622.7
                            10687                    10893                         10769                              10712.7
                            10537                    10633                         10610                              10475.1
                            10599                    10687                         10690                              10543.8
4/30/99                     10622                    10713                         10723                              10578.4
                            10542                    10603                         10641                              10458.2
                            10519                    10570                         10648                              10407.2
                            10508                    10541                         10639                              10360.6
                            10495                    10532                         10647                              10332.1
                            10603                    10627                         10746                              10430.7
                            10613                    10655                         10774                              10446.6
                            10611                    10648                         10787                              10453.8
                            10569                    10583                         10751                              10406.2
                            10507                    10580                         10712                              10383.7
                            10597                    10712                         10799                              10493.6
                            10702                    10867                         10912                              10636


4/30/00                     10652                    10813                         10887                              10549.2
                            10663                    10804                         10904                              10508.5
                            10862                    11024                         11096                              10742.7
                            10916                    11141                         11180                              10833.8
                            11044                    11298                         11312                              10977.8
                            11139                    11341                         11415                              11038.6
                            11149                    11412                         11468                              11085
                            11303                    11607                         11624                              11248.8
                            11483                    11836                         11838                              11479.1
                            11647                    12035                         12032                              11692.7
                            11779                    12159                         12146                              11798.3
                            11863                    12215                         12239                              11840.1
4/30/01                     11859                    12123                         12208                              11773.1
                            11916                    12194                         12276                              11850.6
                            11951                    12252                         12321                              11898.5
                            12142                    12557                         12578                              12168.6
                            12241                    12718                         12703                              12305.9
                            12410                    12835                         12889                              12353.8
                            12556                    13161                         13103                              12620.1
                            12481                    12945                         12972                              12467
                            12425                    12843                         12901                              12373.3
                            12481                    12936                         12968                              12459.9
                            12538                    13046                         13070                              12552.6
                            12366                    12782                         12871                              12352
4/30/02                     12552                    13030                         13084                              12571.3
                            12664                    13151                         13216                              12667
                            12808                    13263                         13330                              12721.5
                            12973                    13422                         13487                              12797.6
                            13113                    13722                         13688                              13032.2
                            13299                    14017                         13933                              13234.1
                            13287                    13883                         13879                              13101.2
                            13210                    13890                         13865                              13147.7
                            13466                    14258                         14167                              13433.6
                            13451                    14258                         14165                              13462.3
                            13625                    14512                         14365                              13658.5
                            13587                    14493                         14380                              13648.5
4/30/03                     13673                    14648                         14489                              13801.1
                            13921                    15064                         14780                              14089
                            13883                    15004                         14770                              14057
                            13378                    14375                         14368                              13575
                            13427                    14470                         14402                              13665
                            13794                    14928                         14767                              14039
                            13635                    14739                         14628                              13922
                            13638                    14779                         14649                              13970
                            13743                    14925                         14776                              14108
                            13832                    15061                         14874                              14226
                            13976                    15245                         15025                              14362
                            14093                    15385                         15142                              14472
4/30/04                     13643                    14912                         14784                              14117

                                                             Performance
                                                        as of April 30, 2004

Average Annual Total Return (1)                                1 Year          3 Year         5 Year        Since Inception (3/2/98)
-------------------------------                                ------          ------         ------        ------------------------
Aristata Quality Bond Fund (0.21)%                              4.78%           5.13%          5.17%
Lehman Bros. Gov't/Credit Bond Index                            1.81%           7.15%          6.84%                  6.69%
Lehman Bros. Intermediate Gov't/Credit Bond Index               2.03%           6.59%          6.63%                  6.54%
Lipper Corporate Debt Funds A Rated Index                       2.29%           6.24%          5.94%                  5.75%

The total return figures represent past performance and are not indicative of future results. Current performance may be higher or lower than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures are net of all fund expenses and reflect all fee waivers. Without these fee waivers, total return would have been lower. To obtain most recent month-end performance call toll-free 1-800-644-8595.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Aristata Quality Bond Fund and Aristata Colorado
  Quality Tax-Exempt Fund (con't.)


Portfolio Update

Aristata Colorado Quality Tax-Exempt Fund

The Aristata Colorado Quality Tax-Exempt portfolio continues to emphasize high quality municipal issues with 81.1% of the holdings AAA rated. The Fund continues to evaluate new issues as they come to market. Several Colorado municipals have been issued, some of which have included financing for the state's highway and road improvements. The Fund maintains a broad mix of diversified sector holdings.

The Fund's average maturity on April 30 was 9.4 years. Our fixed income strategy remains focused on providing tax-exempt income to our shareholders while maintaining a balanced portfolio of investment-grade securities.

[CHART]

                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                      SECTOR PROFILE as of April 30, 2004*

Prerefunded Bonds                                                           7.5%
General Obligation Bonds                                                   26.7%
Revenue Bonds                                                              61.0%

                   *Other Assets in Excess of Liabilities 4.8%

[CHART]

                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                    QUALITY PROFILE (3) as of April 30, 2004

Aaa                                                                       81.1%
Aa                                                                        15.1%
A                                                                          3.8%

COMPARISON   OF  CHANGE  IN  VALUE  OF  $10,000   INVESTMENT   IN  THE  ARISTATA
COLORADOQUALITY TAX-EXEMPT FUND, THE LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX, THELEHMAN BROTHERS MUNICIPAL BOND INDEX, AND THE LIPPER COLORADO MUNICIPAL FUNDAVERAGE.

[CHART]

               Aristata Colorado Quality         Lehman Brothers                  Lipper Municipal         Lipper Colorado Municipal
                         Tax-Exempt Fund    Municipal Bond Index     Intermediate Bond Fund Index*                     Fund Average
                         ---------------    --------------------     -----------------------------                     ------------
3/2/98                     10000                      10000                        10000                              10000
                           10061                      10009                        10007                              10004
                           10022                      9976                         9960                               9942
                           10154                      10121                        10094                              10098
                           10176                      10161                        10128                              10132
                           10200                      10186                        10151                              10153
                           10330                      10344                        10298                              10303
                           10423                      10473                        10409                              10426
                           10446                      10473                        10413                              10401
                           10455                      10510                        10435                              10441
                           10494                      10536                        10469                              10458
                           10605                      10662                        10586                              10565
                           10563                      10615                        10530                              10503
                           10551                      10630                        10527                              10502


4/30/99                    10564                      10656                        10556                              10527
                           10517                      10594                        10493                              10456
                           10410                      10442                        10350                              10281
                           10464                      10480                        10399                              10301
                           10440                      10396                        10352                              10181
                           10460                      10400                        10357                              10148
                           10415                      10288                        10284                              10008
                           10478                      10397                        10372                              10087
                           10446                      10319                        10325                              9990
                           10418                      10274                        10279                              9906
                           10506                      10394                        10358                              10039
                           10620                      10621                        10507                              10251
4/30/00                    10582                      10559                        10462                              10190
                           10546                      10504                        10419                              10118
                           10752                      10782                        10634                              10374
                           10839                      10932                        10755                              10512
                           10940                      11100                        10888                              10665
                           10916                      11042                        10856                              10607
                           10993                      11163                        10947                              10717
                           11049                      11248                        10999                              10788
                           11224                      11525                        11220                              11071
                           11349                      11640                        11350                              11129
                           11381                      11677                        11386                              11181
                           11438                      11782                        11474                              11266
4/30/01                    11374                      11655                        11370                              11122
                           11479                      11781                        11487                              11247
                           11549                      11859                        11558                              11343
                           11641                      12035                        11698                              11525
                           11786                      12234                        11875                              11737
                           11794                      12192                        11858                              11672
                           11887                      12337                        11972                              11789
                           11810                      12233                        11848                              11690
                           11728                      12117                        11758                              11592
                           11893                      12327                        11929                              11751
                           12010                      12476                        12063                              11882
                           11820                      12231                        11844                              11662
4/30/02                    12013                      12470                        12074                              11863
                           12097                      12546                        12139                              11931
                           12214                      12679                        12263                              12049
                           12334                      12842                        12405                              12202
                           12432                      12996                        12519                              12324
                           12625                      13281                        12737                              12584
                           12488                      13061                        12544                              12341
                           12439                      13006                        12493                              12287
                           12670                      13280                        12740                              12552
                           12644                      13247                        12694                              12492
                           12810                      13433                        12870                              12668
                           12804                      13441                        12866                              12668


4/30/03                    12877                      13529                        12948                              12778
                           13144                      13846                        13211                              13047
                           13062                      13786                        13150                              12960
                           12645                      13304                        12752                              12501
                           12708                      13404                        12847                              12607
                           13044                      13798                        13176                              12953
                           12951                      13729                        13112                              12896
                           13024                      13872                        13218                              13029
                           13101                      13987                        13296                              13131
                           13151                      14066                        13346                              13191
                           13308                      14279                        13533                              13405
                           13236                      14229                        13450                              13325
4/30/04                    12964                      13892                        13169                              13016

                                                             Performance
                                                        as of April 30, 2004

Average Annual Total Return (1)                             1 Year             3 Year         5 Year        Since Inception (3/2/98)
-------------------------------                             ------             ------         ------        ------------------------
Aristata Colorado Quality Tax-Exempt Fund                    0.68%              4.45%          4.18%                   4.30%
Lehman Brothers Municipal Bond Index                         2.68%              6.03%          5.45%                   5.47%
Lipper Municipal Intermediate Bond Fund Index                1.71%              5.02%          4.52%                   4.57%
Lipper Colorado Municipal Fund Average                       1.86%              5.38%          4.34%                   4.37%

The total return figures represent past performance and are not indicative of future results. Current performance may be higher or lower than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures are net of all fund expenses and reflect all fee waivers. Without these fee waivers, total return would have been lower. To obtain most recent month-end performance call toll-free 1-800-644-8595.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Notes to Fund Review

(1) Total return is the change in the value of an investment in the Fund after reinvesting all income and capital gains. It is calculated by dividing the change in total investment value by the initial value of the investment. The inception date of each Fund is March 2, 1998.

(2) The fifteen largest holdings are presented to illustrate examples of the equity securities that the Fund holds at 4/30/04, and may not be representative of the Fund's current or future investments.

(3) Quality profile based on each security's rating from Moody's. For those ratings not available from Moody's, S&P ratings were used.

The views expressed in this Adviser Update reflect the adviser's view only through 4/30/04. The Adviser's views are subject to change at any time based on market and other conditions.